SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

EQUITY ONE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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1696 N.E. Miami Gardens Drive

North Miami Beach, Florida 33179
(305) 947-1664

April 26, 2004

Dear stockholder:

      The board of directors and officers of Equity One, Inc. join me in extending to you a cordial invitation to attend the 2004 annual meeting of our stockholders. This meeting will be held on Friday, May 21, 2004, at 10:00 a.m., local time, at the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida 33154. The formal notice of the meeting, proxy statement and form of proxy are enclosed with this letter.

      If you are unable to attend the meeting in person, it is very important that your shares be represented, and we request that you complete, date, sign and return the enclosed proxy at your earliest convenience. If you choose to attend the annual meeting, you may revoke your proxy and cast your vote personally at the meeting.

      We look forward to seeing you on May 21, 2004.

Sincerely,

CHAIM KATZMAN
Chairman and Chief Executive Officer

EQUITY ONE, INC.

1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 21, 2004

To our stockholders:

      You are cordially invited to attend the 2004 annual meeting of the stockholders of Equity One, Inc. which will be held at the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida 33154, on May 21, 2004 at 10:00 a.m., local time. At the meeting, stockholders will consider and vote on the following matters:

1.	The election of nine directors to hold office until our 2005 annual meeting of stockholders or until his or her successor has been duly elected and qualifies;

2.	The approval of the amendment of our Amended and Restated 2000 Executive Incentive Compensation Plan to, among other things, increase the number of shares reserved for issuance under the plan from 2,500,000 to 5,500,000, resulting in 3,000,499 shares available for delivery in connection with awards granted under the plan;

3.	The approval of our 2004 Employee Stock Purchase Plan; and

4.	Such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting.

      If you own shares of our common stock as of the close of business on April 21, 2004, you can vote those shares by proxy or at the meeting.

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope so that your shares will be represented. Stockholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

By Order of the Board of Directors

ARTHUR L. GALLAGHER
General Counsel and Secretary

North Miami Beach, Florida

April 26, 2004

2004 ANNUAL MEETING

OF
STOCKHOLDERS OF EQUITY ONE, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:	Why did I receive this proxy?

A:	Our board of directors is soliciting proxies to be voted at our annual meeting. The annual meeting will be held at the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida 33154, on May 21, 2004 at 10:00 a.m., local time. This proxy statement summarizes the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

Q:	When was this proxy statement mailed?

A:	This proxy statement, the enclosed proxy card and the annual report were mailed to stockholders beginning on or about April 26, 2004.

Q:	Who is entitled to vote?

A:	All stockholders of record as of the close of business on Wednesday, April 21, 2004, the record date, are entitled to vote at the annual meeting.

Q:	What is the quorum for the meeting?

A:	A quorum at the annual meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of common stock outstanding. No business may be conducted at the meeting if a quorum is not present. As of the record date, 70,198,915 shares of common stock were issued and outstanding. If less than a majority of outstanding shares entitled to vote are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of April 21, 2004. Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken.

Q:	How many votes do I have?

A:	Each share of our common stock outstanding on the record date is entitled to one vote on each item submitted to you for consideration. Our stockholders do not have the right to cumulate their votes for directors.

Q:	How do I vote?

A:	Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the enclosed proxy card and to return it in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named in the accompanying proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors to elect the director nominees listed in

“Proposal 1 — Election of Directors” and in favor of (FOR) Proposals 2 and 3.

Q:	How do I vote my shares that are held by my broker?

A:	If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers offer voting by mail, telephone and on the Internet.

Q:	What am I voting on?

A:	You will be voting on the following proposals:

•	The election of nine directors to hold office until our 2005 annual meeting of stockholders;

•	The approval of the amendment of our Amended and Restated 2000 Executive Incentive Compensation Plan to, among other things, increase the number of shares reserved for issuance under the plan from 2,500,000 to 5,500,000, resulting in 3,000,499 shares available for delivery in connection with awards granted under the plan;

•	The approval of our 2004 Employee Stock Purchase Plan; and

•	Such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

Q:	What vote is required to approve the proposals assuming that a quorum is present at the annual meeting?

Proposal 1: Election of Directors	The election of the director nominees must be approved by a plurality of the votes cast by the shares of common stock present (or represented) at the annual meeting.

Proposal 2: Approval of the Amendments to the 2000 Executive Incentive Compensation Plan	The majority of the votes cast on the proposal at the annual meeting, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required for approval of this proposal.

Proposal 3: Approval of the 2004 Employee Stock Purchase Plan	The majority of the votes cast at the annual meeting on the proposal is required for approval of this proposal.

Q:	How are abstentions and broker non-votes treated?

A:	Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the vote on Proposal 2, under the New York Stock Exchange’s interpretations of its stockholder approval policies, abstentions will have the same effect as votes against the proposal and, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, broker non-votes will also have the same effect as votes against the proposal. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Under the rules of the New York Stock Exchange, brokerage firms may have the authority to vote their customers’ shares on certain routine matters for which they do not receive voting instructions, including the uncontested election of directors, but expressly cannot vote their customers’ shares with respect to proposals to authorize the implementation of any equity compensation plan. Therefore, brokerage firms may vote such shares to approve Proposal 1 but not Proposals 2 and 3.

Q:	Will there be any other items of business on the agenda?

A:	The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

Q:	What happens if I return my proxy card without voting on all proposals?

A:	When the proxy is properly executed and returned, the shares it represents will be voted at the annual meeting in accordance with your directions. If the signed card is returned with no direction on a proposal, the proxy will be voted to elect the director nominees listed in “Proposal 1 — Election of Directors” and in favor of (FOR) Proposals 2 and 3.

Q:	Will anyone contact me regarding this vote?

A:	No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

Q:	Who has paid for this proxy solicitation?

A:	We have paid the entire expense of this proxy statement and any additional materials furnished to stockholders.

Q:	May stockholders ask questions at the annual meeting?

A:	Yes. There will be time allotted at the end of the meeting when our representatives will answer questions from the floor.

Q:	How do I submit a proposal for the 2005 annual meeting?

A:	If a stockholder wishes to have a proposal considered for inclusion in the proxy statement prior to the 2005 annual meeting, he or she must submit the proposal in writing to the company (attention: Arthur L. Gallagher, Secretary) so that it is received by December 27, 2004. Stockholders are also advised to review our by-laws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations.

Our board of directors will review any stockholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2005 annual meeting. In addition, the persons named in the proxies retain the discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before 60 days prior to the annual meeting, and also retain such authority under certain other circumstances.

Q:	What does it mean if I receive more than one proxy card?

A:	It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.

Q:	Can I change my vote after I have voted?

A:	Yes. The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person at the meeting. A stockholder may revoke a proxy at any time prior to its exercise by filing with our corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to our corporate secretary bearing a later date or by appearing at the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

Q:	Can I find additional information on the Company’s website?

A:	Yes. Our website is located at www.equityone.net. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our corporate governance guidelines, charters of board committees and reports that we file with the SEC. A copy of our corporate governance guidelines and each of the charters of our board committees may be obtained free of charge by writing to Equity One, Inc., 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179, Attention: Investor Relations.

PROPOSAL 1 — ELECTION OF DIRECTORS

      Our board of directors currently has nine members and, until November 20, 2003, was divided into three classes, having three-year terms that expired in successive years. On November 20, 2003, our board of directors unanimously approved the declassification of our board and amended our bylaws to remove the requirement of staggered terms and to provide for the annual election of all directors. The decision by the board to declassify is part of a series of ongoing corporate governance initiatives which have been implemented to ensure that the board’s policies maximize management accountability to our stockholders. Because the election of directors is the primary means for stockholders to exercise influence, the board believed that eliminating the staggered terms of the directors could have the effect of increasing accountability.

Directors Standing for Election

      Because of the staggered terms, only the current term of office of former Class C directors expires at the 2004 annual meeting. However, because it was the intention of the board to fully implement declassification effective as of the 2004 annual meeting, all directors whose terms would not otherwise expire at the meeting have agreed to resign and stand for re-election to a one-year term expiring at our annual meeting of stockholders in 2005. Therefore, the board of directors proposes that the nominees described below, all of whom are currently serving as directors, be re-elected for a new one-year term or until their successors are duly elected and qualify.

Nominee, Current	Principal Occupation,
Committee Service	Business Experience, Other Directorships Held and Age.

Noam Ben-Ozer (Audit Committee — Chairman)	Mr. Ben-Ozer was elected as a director in 1996. Most recently, Mr. Ben-Ozer co-founded iPhrase Technologies, Inc., a privately-held software company. From 1994 to 1999, Mr. Ben-Ozer served as a consultant for Bain & Company, a management consulting company. From 1993 to 1994, Mr. Ben-Ozer served as an outside consultant to Lernout & Hauspie Speech Products. Mr. Ben-Ozer is a certified public accountant in Israel and received an M.B.A. from the Harvard Business School. Mr. Ben-Ozer is 40 years old.

Robert L. Cooney (Audit Committee, Compensation Committee — Chairman, Nominating and Corporate Governance Committee)	Mr. Cooney was elected as a director in November 1997 and was appointed lead director in November 2003. He currently serves as president of Cooney & Co., a private financial consulting firm he founded in February 1997. From 1977 until January 1997, Mr. Cooney was Managing Director, Equity Capital Markets at Credit Suisse First Boston. He currently serves as a director of Edison Control Corporation, a private company which manufactures and distributes systems of pipes, couplings, hoses and other equipment used in pumping concrete. From 1997 to 2002, Mr. Cooney also served as a director of Hoenig Group Inc., a NASDAQ National Market listed company that provides global securities brokerage, marketing and distribution of proprietary and independent research and other services to institutional investors. Mr. Cooney is a graduate from the College of the Holy Cross and received an M.B.A. from the Harvard Business School. Mr. Cooney is 70 years old.

Nominee, Current	Principal Occupation,
Committee Service	Business Experience, Other Directorships Held and Age.

Patrick L. Flinn (Audit Committee, Nominating and Corporate Governance Committee)	Mr. Flinn and was elected by our stockholders to our board in February 2003 in connection with our acquisition of IRT Property Company. Prior to the acquisition, Mr. Flinn had been a director of IRT since 1997. Mr. Flinn is currently occupied as a private investor and also serves as a director of Theragencies, Inc., a publicly-traded company that produces implantable devices for the treatment of cancer. He retired from BankSouth Corporation after serving as its Chairman and Chief Executive Officer from August 1991 to January 1996. Mr. Flinn is 62 years old.

Nathan Hetz	Mr. Hetz was elected as a director in November 2000. We and several of our stockholders have agreed, pursuant to a shareholders agreement, that as long as Alony Hetz Properties & Investments, Ltd., an Israeli corporation that specializes in real estate investments in Great Britain, Canada and the United States, the shares of which are publicly-traded on the Tel Aviv Stock Exchange and one of our principal, indirect stockholders, or its affiliates own at least three percent of our common stock, it may designate one nominee for election to our board of directors. Alony Hetz has chosen Mr. Hetz as its nominee pursuant to this agreement. Since November 1990, Mr. Hetz has served as the Chief Executive Officer, director and principal shareholder of Alony Hetz. Mr. Hetz also served until the end of 2000 on the board of United Mizrahi Bank Ltd., one of Israel’s leading banks and currently serves on the board of First Capital Realty Inc., a principal, indirect stockholder of ours. Mr. Hetz is also a director of Zikit Properties & Development (1956) Ltd., a real estate company the shares of which are publicly traded on the Tel Aviv Stock Exchange, and has served as a director of various other privately held Israeli companies. Mr. Hetz received a B.A. in accounting from Tel-Aviv University in Israel and is a certified public accountant in Israel. Mr. Hetz is 51 years old.

Chaim Katzman (Executive Committee)	Mr. Katzman has served as the Chairman of our Board and our Chief Executive Officer, and until November 2000, as our President, since our formation in 1992. Mr. Katzman has been involved in the purchase, development and management of commercial and residential real estate in the southern United States since 1980. Mr. Katzman purchased the controlling interest of Gazit Inc., a publicly-traded company listed on the Tel-Aviv Stock Exchange, and one of our principal, indirect stockholders, in May 1991, has served as the Chairman of its Board and Chief Executive Officer since that time, and remains its largest stockholder. Shulamit Katzman, Mr. Katzman’s wife, is the Vice Chairman of the Board of Directors of Gazit, Inc. Mr. Katzman has served as a director of Gazit-Globe (1982), Ltd., a publicly-traded real estate investment company listed on the Tel-Aviv Stock Exchange and one of our principal, direct and indirect stockholders, since 1994 and as its Chairman since 1998. Mr. Katzman also serves as non-executive Chairman of the Board of First Capital Realty Inc., an Ontario real estate company the common stock of which is listed on the Toronto Stock Exchange and which is one of our principal, indirect stockholders. Mr. Katzman received an LL.B. from Tel Aviv University Law School in 1973. Mr. Katzman is 54 years old.

Nominee, Current	Principal Occupation,
Committee Service	Business Experience, Other Directorships Held and Age.

Peter Linneman, Ph.D. (Compensation Committee, Executive Committee, Nominating and Corporate Governance Committee)	Dr. Linneman was elected as a director in November 2000. Since 1979, Dr. Linneman has been the Albert Sussman Professor of Real Estate, Finance and Public Policy at the University of Pennsylvania, Wharton School of Business. Dr. Linneman has been actively involved in corporate governance, strategy, and operation for over 20 years. Dr. Linneman is currently a principal of Linneman Associates, a real estate advisory firm, and a senior managing director of Equity International Properties, a private equity firm. During the period spanning 1993 to the present, he has served on the board of directors of Rockefeller Center Properties, including serving as its Chairman from 1995 to 1996, Gable Residential Properties, Kranzco Realty Trust, Albert Abela Group, GMFS, Water Systems, Sunbelt Properties and Crosland Group, and is currently serving as a board member of the last three. Dr. Linneman also currently serves as a director of Bedford Property Investors, Inc., a publicly-traded real estate investment trust that acquires and develops industrial and suburban office properties. Dr. Linneman holds both masters and doctorate degrees in economics from the University of Chicago. Dr. Linneman is 53 years old.

Shaiy Pilpel, Ph.D. (Audit Committee, Compensation Nominating and Corporate Governance Committee — Chairman)	Dr. Pilpel has served as one of our directors since 1996. Dr. Pilpel is the President of Patten Model, Ltd., a financial modeling firm. From 1996 to 2001, he headed the trading operations at Wexford Management, an investment firm. From 1995 to 1996, Dr. Pilpel was a managing director of Canadian Imperial Bank of Commerce where he headed the Mortgage Arbitrage and Quantitative Strategies proprietary trading group, and prior to that, was a portfolio manager for Steinhardt Partners. Dr. Pilpel received a B.S. in mathematics and a B.A. in philosophy from Tel Aviv University, an M.Sc. in mathematics from the Hebrew University in Jerusalem, a Ph.D. in Statistics from the University of California at Berkeley and an M.B.A. from Columbia University. Dr. Pilpel is 54 years old.

Dori Segal	Mr. Segal was elected as a director in November 2000. Mr. Segal has served since October 1998 as President of Gazit-Globe (1982), Ltd., one of our principal, direct and indirect stockholders. Since August 2000, Mr. Segal has served as Chief Executive Officer, President and as Vice Chairman of the Board of First Capital Realty Inc., a principal, indirect stockholder of ours. Mr. Segal has also served since 2001 as the President of Gazit (1997), Inc., a principal, indirect stockholder of ours. From 1995 to 1998, Mr. Segal served as the President of Gazit (Israel) Ltd., a real estate investment company. Mr. Segal is 42 years old.

Doron Valero (Executive Committee)	Mr. Valero has served as our Chief Operating Officer and as a director since 1994, and was elected as our President in November 2000. Prior to joining us, Mr. Valero served as President and Chief Executive Officer of Global Fund Investment, Inc., a real estate investment and management company, from 1990 to 1993. A licensed mortgage broker in Florida, Mr. Valero received a B.S.E. from Nova University in 1986. Mr. Valero is 47 years old.

Vote Required

      The vote of a plurality of all votes cast at the meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

RECOMMENDATION — The Board of Directors Recommends a Vote FOR Each Named Nominee

PROPOSAL 2 — ADOPTION OF OUR AMENDED AND RESTATED

2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

      Our board of directors initially approved our 2000 Executive Incentive Compensation Plan in April 2000. It was adopted by our stockholders in June 2000 and subsequently amended by our stockholders in May 2002. This purpose of the plan is to assist us and our subsidiaries in attracting, motivating, retaining and rewarding employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value. On April 15, 2004, the board of directors adopted a resolution amending the plan, subject to the approval of our stockholders at the 2004 annual meeting.

      Stockholder approval of the amendment to the plan is required to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as described below, to comply with the incentive stock option rules under Section 422 of the Internal Revenue Code, and for purposes of complying with the shareholder approval requirements for the listing of shares on the New York Stock Exchange.

      If this proposal is approved, we will have a total of 3,000,499 shares remaining for issuance under the plan, which represents approximately 4.3% of our 70,198,915 outstanding shares as of March 31, 2004. The following is a summary of the material features of the plan and the proposed amendments.

Summary of Plan Changes

      If the resolution is adopted by our stockholders, the amended plan will differ from our current plan in that:

•	the number of shares of common stock reserved for issuance under the plan will be increased to 5,500,000 shares from 2,500,000 shares, resulting in 3,000,499 shares available for delivery in connection with awards granted under the plan;

•	the list of business criteria that our compensation committee may use in granting performance awards and annual incentive awards under the plan intended to qualify for the exclusions from the limitations of Section 162(m) of the Internal Revenue Code will be expanded;

•	a “change of control” will occur, in addition to other instances, following approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding, voting securities (previously the threshold was 26%); and

•	it will terminate on the earlier of the day before the tenth anniversary of the stockholders’ approval of the plan or the date on which all shares reserved for issuance under the plan have been issued.

      A copy of the plan, as amended, is attached to this proxy statement as Annex A.

Summary of our Amended and Restated 2000 Executive Incentive Compensation Plan, as Amended by Proposal 2

      The terms of the plan provide for grants of stock options, stock appreciation rights, called SARs, restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property. The following is a summary of certain principal features of the amended plan. This summary is qualified in its entirety by reference to the complete text of the plan, as amended, which is attached to this proxy statement as Annex A. Stockholders are urged to read the actual text of the plan in its entirety.

      Shares Available for Awards; Annual Per-Person Limitations. Under the plan, as amended, the total number of shares of common stock that may be subject to the granting of awards under the plan at any time during the term of the plan shall be equal to 5,500,000 shares, plus the number of shares with respect to which awards previously granted under the plan that terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

      In addition, the plan imposes individual limitations on the amount of certain awards in part to comply with Internal Revenue Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of our other obligations, and other stock-based awards granted to any one participant may not exceed 500,000 shares, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive award or other cash award in any fiscal year to any one participant is $2,000,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one participant is $5,000,000.

      Subject to applicable law and the rules and regulations of the New York Stock Exchange, the compensation committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards, including adjustments to exercise prices of options and other affected terms of awards, in the event that a dividend or other distribution, whether in cash, shares of common stock or other property, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The compensation committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

      Eligibility. The persons eligible to receive awards under the plan are our officers, directors, employees and independent contractors. Independent contractors are not eligible to receive incentive stock options, called ISOs, under the plan. An employee on leave of absence may be considered as still in our employ or the employ of a subsidiary of ours for purposes of eligibility for participation in the plan. As of March 31, 2004, approximately 238 persons were eligible to participate in the plan, including 231 officers and other employees and 7 non-employee directors. We have not granted eligibility to any independent contractor.

      Administration. The plan is to be administered by the compensation committee, each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. However, except as otherwise required to comply with Rule 16b-3 of the Securities Exchange Act, or Section 162(m) of the Internal Revenue Code, the board may exercise any power or authority granted to the compensation committee. Subject to the terms of the plan, the compensation committee or the board is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable or settleable, including performance conditions that may be required as a condition thereof, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the plan, and make all other determinations that may be necessary or advisable for the administration of the plan.

      Automatic Grant Program for Non-Employee Directors. The plan includes an automatic grant program for our non-employee directors. Under the plan, non-employee directors are automatically granted 2,000 shares of restricted stock upon their initial election to the board of directors and a number shares of common stock annually on January 1 equal in value to $30,000 (based on the fair market value of our stock on that day), which shares shall vest, in each case, half on December 31 of the year of the grant and the other half on December 31 of the following year. Our lead director receives an additional number of shares of restricted stock equal in value to $15,000 (based on the fair market value of our stock on that day), which shares vest in the same manner as the other shares granted to directors.

      Stock Options and SARs. The compensation committee or the board is authorized to grant (i) stock options, including (a) ISOs which can result in potentially favorable tax treatment to the participant, and (b) non-qualified stock options, and (ii) SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise (or defined “change in control price” following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the compensation committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the plan, the term fair market value means the fair market value of common stock, awards or other property as determined by the compensation committee or the board or under procedures established by the compensation committee or the board. Unless otherwise determined by the compensation committee or the board, the fair market value of common stock as of any reference date shall be the closing sales price per share of common stock on the business day immediately preceding the date of reference as reported on the New York Stock Exchange on the date as of which such value is being determined or, if there is no sale on that date, then on the last day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the compensation committee or the board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months, outstanding awards or other property having a fair market value equal to the exercise price, as the compensation committee or the board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the compensation committee or the board. SARs granted under the plan may include limited SARs, which are exercisable for a stated period of time following a change in control, as discussed below.

      Restricted and Deferred Stock. The compensation committee or the board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the compensation committee or the board. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the compensation committee or the board. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

      Dividend Equivalents. The compensation committee or the board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee or the board.

      Bonus Stock and Awards in Lieu of Cash Obligations. The compensation committee or the board is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements, subject to such terms as the compensation committee or the board may specify.

      Other Stock-Based Awards. The compensation committee or the board is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance or any other factors designated by the compensation committee or the board, and awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The compensation committee or the board determines the terms and conditions of such awards.

      Performance Awards, Including Annual Incentive Awards. The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the compensation committee or the board. In addition, the plan authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares of common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards and annual incentive awards granted to persons whom the compensation committee expects will, for the year in which a deduction arises, be covered employees, which include our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our four highest compensated officers as of the end of a taxable year, will, if and to the extent intended by the compensation committee, be subject to provisions that should qualify such awards as performance-based compensation not subject to the limitation on tax deductibility by us under Internal Revenue Code Section 162(m). If and to the extent required under Section 162(m) of the Internal Revenue Code, any power or authority relating to a performance award or annual incentive award intended to qualify under Section 162(m) of the Internal Revenue Code is to be exercised by the compensation committee and not the board.

      Subject to the requirements of the plan, the compensation committee or the board will determine performance award and annual incentive award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance awards, the compensation committee or the board may establish unfunded award pools, the amounts of which will be based upon the achievement of a performance goal or goals based on the business criteria described in the plan. The compensation committee may select one or more of the following business criteria, on a consolidated basis, and/or with regard to particular subsidiaries or business units of ours (except with respect to the earnings per share and total stockholder return criteria): (1) earnings per share, (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of ours; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) per share funds from operations; and (15) any of the above goals determined on an absolute or relative basis and/or as compared to the performance of a published or special index deemed applicable by the compensation committee including, but not limited to, the Standard & Poor’s 500 Stock Index or peer group of industry competitors selected by the compensation committee. These business criteria must be disclosed to and approved by our stockholders every 5 years in order to remain in compliance with Internal Revenue Code Section 162(m). During the first 90 days of a fiscal year or performance period, the compensation committee or the board will determine who will potentially receive annual incentive or performance awards for that fiscal year or performance period, either out of the pool or otherwise.

      After the end of each fiscal year or performance period, the compensation committee or the board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance awards payable to participants in the plan. The compensation committee or the board may, in its discretion, determine that the amount payable as an annual incentive or performance award will be reduced from the amount of any potential award.

      Other Terms of Awards. Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the compensation committee or the board. The compensation committee or the board may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the compensation committee or the board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The compensation committee or the board is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. The compensation committee or the board may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld, or previously acquired shares of common stock or other property be surrendered by the participant, to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the compensation committee or the board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

      Awards under the plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant, as distinguished from the exercise, except to the extent required by law. The compensation committee or the board may, however, grant awards in exchange for other awards under the plan, awards under our other plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards or rights.

      Acceleration of Vesting; Change in Control. The compensation committee or the board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a change in control, including the cash settlement of SARs and limited SARs, which may be exercisable in the event of a change in control. In addition, the compensation committee or the board may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any change in control. Upon the occurrence of a change in control, if so provided in the award agreement, stock options, limited SARs and other SARs which so provide may be cashed out based on a defined change in control price, which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid, including extraordinary dividends, in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all of our assets, or (ii) the highest fair market value per share, which is generally based on market prices, at any time during the 60 days before and 60 days after a change in control. For purposes of the plan, the term change in control generally means (a) approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities, or our liquidation or dissolution or the sale of all or substantially all of our assets, unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned, or (b) a change in the composition of the board such that the persons constituting the incumbent board on the date the award is granted, and subsequent directors approved by the incumbent board, or approved by such subsequent directors, cease to constitute at least a majority of the board, or (c) the acquisition by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 35% of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors, hereinafter referred to as the ownership of a controlling interest excluding, for this purpose, any acquisitions by (1) us or our subsidiaries, and (2) any person, entity or group that as of the date on which the award is granted has beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act, of a controlling interest.

      Amendment and Termination. Our board of directors may amend, alter, suspend, discontinue or terminate the plan or the compensation committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of the New York Stock Exchange. Thus, stockholder approval may not necessarily be required for every amendment to the plan which might increase the cost of the plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the board, the plan will terminate on the earlier of the day before the tenth anniversary of the stockholders’ approval of the plan or the date on which all shares reserved for issuance under the plan have been issued.

      Securities Act Registration. We have registered the shares of common stock available under the current plan, and we intend to register the additional shares of common stock available for awards under the plan, as amended and restated, pursuant to a registration statement on Form S-8 filed with the SEC.

      Federal Income Tax Consequences of Awards of Options. The following is a brief description of the federal income tax consequences generally arising with respect to awards of options under the plan.

      The grant of an option will create no tax consequences for us or the participant. A participant will not have taxable income upon exercising an ISO, except that the alternative minimum tax may apply. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

      Upon a disposition of shares of common stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of common stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of common stock minus the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option, including an ISO for which the ISO holding periods are met, generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock, the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option.

      We generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. We generally are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of common stock for the ISO holding periods prior to disposition of the shares.

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as performance-based compensation is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, we intend that options and certain other awards granted to employees whom the compensation committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as such performance-based compensation, so that such awards will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options or other awards under the amended plan will qualify as performance-based compensation that is fully deductible by us under Section 162(m).

      The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the plan, is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the plan should consult a tax advisor as to the tax consequences of participation.

      Benefits Under the Amended Plan. The table sets forth the amount and dollar value of awards received by the named executive officers and by certain other groups of individuals under the plan and outstanding as of March 31, 2004.

	Restricted Stock(1)		Stock Options(2)

	Number of	Value of	Number of	Value of
	Shares	Shares	Options	Options
Name and Position	Granted	Granted	Granted	Granted

Chaim Katzman	319,200	$6,135,024.00	476,069	$2,679,541.45
Doron Valero	211,800	$4,070,796.00	400,000	$2,400,000.00
Howard M. Sipzner	144,200	$2,771,524.00	350,000	$1,050,000.00
Alan Merkur	52,000	$999,440.00	103,750	$956,575.00
Arthur L. Gallagher	14,200	$272,924.00	10,000	$45,300.00
All current executive officers as a group (7 persons)	762,700	$14,659,094.00	1,343,819	$7,155,296.45
All current directors who are not executive officers (7 persons)	59,600	$1,145,512.00	—	—
All employees, other than executive officers and ex-officers (226 persons)	85,501	$1,643,329.22	3,000	$17,340.00

(1)	Represents shares of restricted stock granted and outstanding under the plan. For purposes of this table, the value of each share of restricted stock was computed based on the closing market price of a share of common stock on March 31, 2004 ($19.22). The value is determined without regard to whether the restricted stock has vested. All shares of restricted stock vest at the rate determined by the compensation committee, which is generally one to five years.

(2)	Represents options granted and outstanding under the plan. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of common stock on March 31, 2004 ($19.22), exceeds the option’s exercise price. The value is determined without regard to whether the option is currently exercisable or not. All options are nonqualified options with exercise prices ranging from $10.00 to $17.17 per share (the market price on the date of grant), become exercisable at the rate determined by the compensation committee and have a term of 10 years.

      We believe that awards granted under the plan have been and will continue to be granted primarily to those persons who possess a capacity to contribute significantly to our successful performance. Because persons to whom awards may be made are to be determined from time to time by the compensation committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive awards or the nature and terms of such awards.

Vote Required

      The majority of the votes cast on the proposal at the annual meeting, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required for the approval of the proposed Amended and Restated 2000 Executive Incentive Compensation Plan. Under the New York Stock Exchange’s interpretations of its stockholder approval policies, abstentions will have the same effect as votes against the proposal and, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, broker non-votes will also have the same effect as votes against the proposal. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

RECOMMENDATION —	The Board of Directors Recommends a Vote FOR the Proposal to Approve the Amended and Restated 2000 Executive Incentive Compensation Plan

PROPOSAL 3 — ADOPTION OF OUR 2004 EMPLOYEE STOCK PURCHASE PLAN

      Our board of directors has adopted the Equity One, Inc. 2004 employee stock purchase plan, authorizing the issuance of shares of our common stock. Subject to stockholder approval, the ESPP will become effective on or before October 1, 2004. The ESPP is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. Stockholder approval for the ESPP is required in order to comply with the requirements of Section 423 of the Internal Revenue Code.

      If the ESPP is adopted, 1,500,000 shares of our common stock will be reserved for issuance under the ESPP, which represents approximately 2.1% of our 70,198,915 outstanding shares as of March 31, 2004. The following is a summary of the material provisions of the ESPP, which is attached as Annex B to this proxy statement. You are urged to read the full text of the ESPP. At the annual meeting, our stockholders will be asked to approve this plan.

Purpose of the ESPP

      The purpose of the ESPP is to provide a convenient means by which employees may purchase shares of our common stock through payroll deductions and voluntary cash investments. In addition, our board of directors believes that such a plan will provide a means to attract and retain employees while providing them with an incentive to exert maximum efforts for the success of our company. We anticipate that all of our approximately 231 employees as of March 31, 2004 will be eligible to participate in the ESPP.

Summary of the ESPP

      Administration of the ESPP. The compensation committee of our board of directors will administer the ESPP. The ESPP vests the committee with the authority to interpret the plan, to prescribe, amend and rescind rules and regulations relating to the plan and to make all other determinations necessary or advisable for the administration of the plan. However, our board of directors may exercise that authority in lieu of the committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

      Participation in the ESPP. Employees of Equity One on March 31, 2004 are eligible to participate in the ESPP as of that date if they are scheduled to work at least twenty hours per week and more than five months per calendar year. Individuals who become employees of Equity One after March 31, 2004, and are scheduled to work at least twenty hours per week and more than five months per calendar year, become eligible to participate in the ESPP after completing three months of service with us. These eligible employees may become participants in the plan by completing an enrollment agreement and filing it with us.

      Offerings under the ESPP. The ESPP generally is implemented through a series of quarterly offering periods, beginning on January 1, April 1, July 1 and October 1 and ending on the following March 31, June 30, September 30 and December 31, except that the first offering period begins on the effective date of the plan and ends on December 31, 2004. Shares of our stock are available for purchase under the ESPP on quarterly exercise dates occurring on March 31, June 30, September 30 and December 31 of each year. On the first business day of each offering period, each participant is granted the option to purchase shares of our common stock on the exercise date within that offering period in an amount equal to the participant’s accumulated contributions from payroll deductions divided by the exercise price in effect on such date.

      No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy more than $25,000 worth of our common stock, determined at the time the option is granted, in any calendar year. Finally, no participant may purchase more than 1,000 shares of our common stock on any one exercise date.

      Payroll Deductions. The enrollment agreements that each participant must submit authorize after-tax payroll deductions from the participants’ compensation during each payroll period. Participants must elect a payroll deduction amount of at least 1%, and up to 10%, of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates. All payroll deductions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

      Exercise Price. The exercise price per share at which shares are sold in an offering under the ESPP is 90% of the average closing price of our common stock for the five trading days immediately preceding the exercise date; provided that in no event may the price be less than 85% of the price of our common stock on the first day of the offering period or on the exercise date. Participants pay the exercise price through accumulated payroll deductions over the offering period.

      Withdrawal from the ESPP. A participant may withdraw from participation in the ESPP at any time by completing a withdrawal form and delivering it to us. If a participant’s employment terminates for any reason, he or she is treated as having withdrawn from the ESPP.

      A participant’s withdrawal is effective 10 business days after we receive the notice of withdrawal. All options granted to the participant under the ESPP, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant’s account following the effectiveness of the participant’s withdrawal. We cease making payroll deductions for a participant’s account beginning with the first payroll period that starts after the effectiveness of the participant’s withdrawal, and we refund any accumulated payroll deductions which are not used to purchase stock under the ESPP.

      After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the ESPP until the entry date that is at least twelve months after that participant’s date of withdrawal. In order to rejoin the ESPP, former participants must submit a new enrollment agreement.

      Restrictions on Transfer; No Stockholder Rights. No plan contributions or options granted under the ESPP are assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the ESPP. During the lifetime of a participant, an option is exercisable only by the participant. A participant does not have any interest or voting rights in shares covered by his or her option until the option has been exercised.

      Duration, Termination, and Amendment of the ESPP. The ESPP will terminate following the last exercise date before the 10th anniversary of the stockholders’ approval of the plan, or if sooner, on the date on which all shares reserved for issuance under the plan have been sold. Additionally, our board of directors may terminate the ESPP earlier. The board or the committee may amend the ESPP at any time. However, no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase ESPPs under Section 423 of the Internal Revenue Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 of the Exchange Act.

      Shares Reserved under the ESPP. 1,500,000 shares of our common stock are reserved for issuance over the term of the ESPP. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.

      Effect of Certain Corporate Events. The ESPP provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

      Under circumstances of our dissolution or liquidation, the offering period in progress will terminate immediately prior to the consummation of such proposed action, unless the committee determines otherwise. In the event of a merger or a sale of all or substantially all of our assets, each option under the ESPP will be assumed or an equivalent option will be substituted by the successor corporation, unless the committee accelerates the date on which the options may be exercised.

      New Plan Benefits. We are not able to determine the dollar value and number of any additional plan benefits which will be received by or allocated to any of our executive officers, our current executive officers, as a group, or employees who are not executive officers, as a group, because participation in the ESPP and the rate of withholding is voluntary and determined by each eligible person in his or her sole discretion. The adoption of the ESPP will not result in any new benefits to the current directors who are not executive officers, as a group, including nominees for election as a director, because those persons are not eligible to participate in the ESPP.

      Federal Income Tax Effects. Options granted under the ESPP are intended to qualify for favorable federal income tax treatment to our employees under Sections 421 and 423 of the Internal Revenue Code. Employee contributions are made on an after-tax basis. A participant will not realize a capital gain or capital loss on common stock purchased under the ESPP until the participant sells his or her shares of common stock. If a participant disposes of shares two years or more after the date of the beginning of the offering period when the shares were acquired, and more than one year after the shares were purchased, the participant will recognize as ordinary income the lesser of (i) the excess of the fair market value of the shares on the date of sale over the price paid, or (ii) the discount of the fair market value of the shares at the beginning of the offering period. Additionally, the participant will recognize a long-term capital gain or loss, within the meaning of the Internal Revenue Code, equal to the difference between the amount realized from the sale of the shares and the participant’s basis. The participant’s basis would be the purchase price plus any amount taxed as ordinary compensation income.

      If a participant disposes of shares within two years after the date of the beginning of the offering period during which the shares were purchased, or within one year after the shares were purchased, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date over the price paid for the shares. Additionally, the participant will recognize a capital gain or loss, within the meaning of the Internal Revenue Code, equal to the difference between the amount realized from the sale of the shares and the participant’s basis. The participant’s basis would be the purchase price plus the amount taxed as ordinary compensation income. If the participant held the shares for more than one year, the capital gain or loss will be a long-term gain or loss.

      We will not receive an income tax deduction upon either the grant of the option or a participant’s exercise of the option, but generally will receive a deduction equal to the ordinary compensation income that the participant is required to recognize as a result of the disposition of the shares if the participant disposes of the shares within two years after the date of the beginning of the offering period when the shares were acquired, or within one year after the shares are purchased.

      On April 20, 2004, the last trading day prior to the printing and mailing of this proxy statement, the last reported sale price per share of Equity One, Inc. common stock on the New York Stock Exchange was $16.89.

Vote Required

      The majority of the votes cast at the annual meeting on the proposal is required for the approval of the proposed 2004 Employee Stock Purchase Plan. For purposes of the vote on the proposed ESPP, abstentions and broker non-votes will not be counted as votes cast on the matter and will have no effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

RECOMMENDATION —	The Board of Directors Recommends a Vote FOR the Proposal to Approve the 2004 Employee Stock Purchase Plan

CORPORATE GOVERNANCE AND RELATED MATTERS

      Our business, property and affairs are managed under the direction of our board of directors, except with respect to those matters reserved for our stockholders. Our board of directors establishes our overall corporate policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations and acts as an advisor to our senior management. Our board’s mission is to further the long-term interests of our stockholders. Members of the board of directors are kept informed of our business through discussions with our management, primarily at meetings of the board of directors and its committees, and through reports and analyses presented to them. Significant communications between our directors and senior management occur apart from such meetings. The board and each of its committees — audit, compensation, executive and nominating and corporate governance — also have the authority to retain, at our expense, outside counsel, consultants or other advisors in the performance of their duties.

      We have been reviewing our corporate governance policies and practices, which has included comparing our policies and practices to those suggested by various groups and authorities active in corporate governance and to recently enacted corporate governance rules of the New York Stock Exchange.

      The major changes approved by the board in 2003 and 2004 include:

•	approving the declassification of the board;

•	increasing the board’s overall independence;

•	scheduling executive sessions of the non-management directors on a regular basis;

•	appointing a lead director;

•	adopting corporate governance guidelines;

•	revising the existing audit committee charter;

•	adopting a formal compensation committee charter; and

•	adopting a formal nominating and corporate governance committee charter.

      Charters for the audit, compensation and nominating and corporate governance committees and our corporate governance guidelines may be viewed on our website at www.equityone.net under the “Corporate” tab. Our code of conduct and ethics will be located on the website once it has been adopted by the board. The audit committee charter is also attached as Annex C to this proxy statement.

Independent Directors

      Under the enhanced corporate governance standards of the New York Stock Exchange, or NYSE, at least a majority of our directors, and all of the members of our audit committee, compensation committee and nominating and corporate governance committee must meet the test of “independence” as defined by the NYSE. The new NYSE standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). The board of directors has determined that each of Messrs. Ben-Ozer, Cooney, Flinn, Hetz, Linneman and Pilpel satisfies the bright line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of our board. Therefore, we believe that each of such directors, or over 66% of our current board, is independent under the NYSE rules.

Meetings and Committees of the Board of Directors

      Meetings. During the fiscal year ended December 31, 2003, our board of directors held a total of nine meetings. Each of our directors attended at least 75% of the aggregate of (i) the number of the meetings of the board of directors which were held during the period that such person served on the board of directors and (ii) the number of meetings of committees of the board of directors held during the period that such person served on such committee. Although we have no specific requirement regarding the attendance at the annual meeting of stockholders by our directors, our bylaws require that a meeting of our directors be held following the annual meeting of stockholders. In 2003, one of our directors attended the meeting in person.

      We have four standing committees: the executive committee, the audit committee, the compensation committee and the nominating and corporate governance committee.

      Executive Committee. During the fiscal year ended December 31, 2003, the executive committee was composed of Messrs. Katzman, Linneman and Valero. The executive committee is authorized to perform all functions which may be lawfully delegated by the board of directors; provided, however, that the executive committee can only act based on a unanimous vote and may only approve acquisitions of property similar to that in our portfolio requiring an initial equity investment of no more than $25 million. The executive committee met or took action by consent 13 times during the year ended December 31, 2003.

      Audit Committee. During the fiscal year ended December 31, 2003, the audit committee was composed of Messrs. Ben-Ozer, Cooney, Flinn and Pilpel. The members of the audit committee are independent, as defined under the New York Stock Exchange listing standards and the rules and regulations of the Securities and Exchange Commission. The board has determined that Mr. Ben-Ozer qualifies as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. The audit committee’s functions include reviewing and discussing our unaudited financial statements with our management, retaining and terminating the engagement of our independent auditors, reviewing with such auditors the plan and results of their audit of our financial statements, determining the independence of such auditors and discussing with management and the independent auditors the quality and adequacy of our internal controls. The audit committee met seven times during the year ended December 31, 2003.

      Please refer to the audit committee report, which is set forth on page 22, for a further description of our audit committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2003.

      Compensation Committee. During the fiscal year ended December 31, 2003, the compensation committee was composed of Messrs. Cooney, Linneman and Pilpel. The members of the compensation committee are independent, as defined under the New York Stock Exchange listing standards. The compensation committee’s functions consist of administering our Amended and Restated 2000 Executive Incentive Compensation Plan and our 1995 Stock Option Plan, recommending and approving grants of stock options and restricted securities under the Amended and Restated 2000 Executive Incentive Compensation Plan and recommending, reviewing and approving our salary and fringe benefits policies, including compensation of our executive officers. The compensation committee also continues to administer the IRT 1998 Long-Term Incentive Plan and the IRT 1989 Stock Option Plan which we assumed in our acquisition of IRT Property Company and will administer our 2004 Employee Stock Purchase Plan, if adopted by the stockholders at the annual meeting. The compensation committee met five times during the year ended December 31, 2003.

      Please refer to the compensation committee report, which is set forth on page 23, for a further description of our compensation committee’s responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to our executive officers for 2003.

      Nominating and Corporate Governance Committee. On November 20, 2003, our board of directors created the nominating and corporate governance committee. The initial members of the committee are Messrs. Cooney, Flinn, Linneman and Pilpel. The members of the nominating and corporate governance committee are independent, as defined under the New York Stock Exchange listing standards. The committee’s duties include maintaining criteria for recommending candidates for election or reelection to the board, considering issues and making recommendations concerning the size, composition, organization and effectiveness of the board, including committee assignments, establishing and overseeing procedures for annual assessment of board and director performance, evaluating issues of corporate governance and making recommendations to the board regarding our governance policies and practices. The nominating and corporate governance committee did not meet in 2003.

      The nominating and corporate governance committee will also consider nominees for director suggested by stockholders in written submissions to our corporate secretary. In evaluating nominees for director, the committee does not differentiate between nominees recommended by stockholders and others. In identifying and evaluating candidates to be nominated for director, the committee reviews the desired experience, mix of skills and other qualities required for appropriate board composition, taking into account the current board members and our specific needs as well as those of the board. This process is designed so that the board of directors includes members with diverse backgrounds, skills and experience, and represents appropriate financial and other expertise relevant to our business. The committee will consider, among other things, the following:

•	if the nominee will consent to being named in the proxy and serving, if elected, on the board;

•	whether the candidate qualifies as “independent” under the New York Stock Exchange rules;

•	the nominee’s biographical data (including other boards on which the nominee serves), business experience and involvement in certain legal proceedings, including any involving our company;

•	transactions and relationships between nominee and the recommending the stockholder, on the one hand, and us or our management, on the other hand;

•	the nominee’s trading history in our stock and his or her current stock ownership information;

•	any material proceedings to which the nominee or his or her associates is a party that are adverse to our company;

•	information regarding whether the recommending stockholder or nominee (or their affiliates) have any plans or proposals for us; and

•	whether the nominating stockholder and nominee seek to use the nomination to redress personal claims or grievances against us or others or to further personal interests or special interests not shared by our stockholders at large.

The committee also reserves the right to request such additional information as it deems appropriate.

      Although the committee’s charter permits the committee to engage a search firm to identify director candidates, we did not pay any third parties a fee to assist in the process of identifying or evaluating director candidates in 2003.

      Under our bylaws, nominations for director may be made by a stockholder entitled to vote who delivers written notice along with the additional information and materials required by the bylaws to our corporate secretary not later than the close of business on the 60th day, and not earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. For our annual meeting in the year 2005, the corporate secretary must receive this notice after the close of business on February 20, 2005, and prior to the close of business on March 22, 2005. You can obtain a copy of the full text of the bylaw provision by writing to the corporate secretary of Equity One, Inc. at 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179. We received no stockholder nominations in connection with the 2003 annual meeting of stockholders.

      Executive Sessions. Pursuant to our new corporate governance guidelines, the non-management directors meet in separate executive sessions at least four times a year and as otherwise determined by the lead director (discussed below). The lead director may invite the chairman or others, as he deems appropriate, to attend a portion of these sessions.

      Lead Director. The board appointed Robert L. Cooney as lead director on November 20, 2003. The lead director is an independent director who acts in a lead capacity to coordinate the other independent directors, consult with the chairman on board agendas, chair the executive sessions of the non-management directors and perform such other functions as the board may direct. Mr. Cooney has been one of our directors since November 1997, prior to our initial public offering on May 14, 1998, and brings to his role as lead director experience as an investment banker and board member of public companies in an array of businesses including real estate, brokerage and securities and manufacturing. Mr. Cooney serves on all three of our key committees — audit, compensation and nominating and corporate governance — and chairs the compensation committee.

Stockholder Communications

      As of the mailing date of this proxy statement, we have not established a process for stockholders to send communications to the full board. However, as required by the rules of the New York Stock Exchange, commencing on or prior to the date of the annual meeting, we intend to implement procedures for interested parties, including stockholders, who wish to communicate directly with our lead director. Such procedures when available will be posted on the Corporate Governance section of our website www.equityone.net. The board believes that providing a method for interested parties to communicate directly with our lead director, rather than the full board, would provide a more confidential, candid and efficient method of relaying any interested party’s concerns or comments.

Code of Ethics

      Our board of directors is in the process of adopting a code of conduct and ethics that will apply to all our directors, officers, employees and independent contractors. The code also will have specific provisions applicable to all employees with access to, and responsibility for, matters of finance and financial management, including our chief executive officer and chief financial officer. The code of conduct and ethics will be finalized prior to the annual meeting of stockholders and the full text will be available at, and we intend to disclose any amendments to, or waivers from, any provision of the code that applies to any of our executive officers or directors by posting such information on our website at www.equityone.net.

Directors’ Compensation

      Non-employee directors are eligible to receive 2,000 shares of common stock upon their initial election to the board of directors and a number shares of common stock annually on January 1 equal in value to $30,000 (based on the fair market value of our stock on that day), which shares shall vest, in each case, half on December 31 of the year of the grant and the other half on December 31 of the following year. Our lead director receives an additional number of shares of common stock annually on January 1 equal in value to $15,000 (based on the fair market value of our stock on that day), which shares vest in the same manner as the other shares granted to directors. In addition, non-employee directors receive an annual fee in the amount of $12,000, chairmen of committees receive a fee of $7,500 and committee members receive a fee of $6,000. Each of these cash fees is payable in January of each year. In addition, each non-employee director will receive a fee of $500 for each board of directors meeting or committee meeting attended in person or telephonically, plus reimbursement for reasonable expenses incurred in attending the meeting. Our officers who are directors are not paid any directors’ fees.

Compensation Committee Interlocks and Insider Participation

      During 2003, there were no compensation committee interlocks or insider participation.

REPORT OF THE AUDIT COMMITTEE

      The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

      In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee currently consists of four members, each of whom is “independent” as that term is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards currently in effect as well as under the new New York Stock Exchange corporate governance rules which will become effective on the date of the annual meeting. A copy of the audit committee’s written charter appears as Annex C to this proxy statement.

      Management is responsible for our financial reporting process including our system of internal controls, and for the preparation of our consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors, Deloitte & Touche LLP, are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee does not consist of our employees and it may not be, and may not represent itself to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the audit committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of Deloitte & Touche included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and with Deloitte & Touche do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

      In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for the fiscal year ended December 31, 2003 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for the fiscal year ended December 31, 2003 with Deloitte & Touche and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the audit committee has received a formal written statement regarding relationships between us and Deloitte & Touche required by Independence Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with Deloitte & Touche their independence from our management and from us. As part of this review, the audit committee considered whether the non-audit services provided to us by Deloitte & Touche during 2003 were compatible with maintaining their independence. Upon its review, the audit committee has satisfied itself as to Deloitte & Touche’s independence.

      Based on the review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC on March 15, 2004. The undersigned members of the audit committee have submitted this report to us.

Members of the Audit Committee

Noam Ben-Ozer

Robert Cooney
Patrick L. Flinn
Shaiy Pilpel

REPORT OF THE COMPENSATION COMMITTEE

      The following report of the compensation committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Our Policy Regarding Executive Compensation

      Each member of the compensation committee is an independent director as defined by applicable New York Stock Exchange rules. The compensation committee is generally responsible for determining the compensation of our executive officers. The compensation committee’s general philosophy with respect to the compensation of our executive officers is to offer competitive compensation programs designed to:

•	attract and retain key executives critical to our long-term success;

•	reward the executive’s contribution and personal performance; and

•	align the interests of our executives with our stockholders.

Components of Executive Compensation

      The three components of our executive compensation program are base salary, cash bonus and long-term incentive compensation consisting of options and/or grants of restricted stock.

      Base Salary. In addition to complying with the executive compensation policy and to the requirements of applicable employment agreements, compensation for each of the executive officers for 2003 was based on the executive’s duties and responsibilities, our performance, both financial and otherwise, and the success of the executive in developing and executing our business plan.

      Bonus. Some of our executive officers and other senior managers were awarded cash bonuses for fiscal 2003 ranging from approximately 8% to 150% of base salary based on the degree of our achievement of our financial and other objectives. Since 2000, the compensation committee has established a bonus deferral plan, whereby each executive officer may elect to receive restricted common stock at a 15% discount to the fair market value of the common stock in lieu of all or some of his or her cash bonus. Restricted common stock granted through the bonus deferral plan will vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. If the executive terminates his or her employment with us, the unvested portion of any restricted common stock received under the bonus deferral plan would be forfeited.

      Stock Options and Restricted Stock. The compensation committee believes that stock options and grants of restricted stock are important long-term incentives to our executive officers to remain with us and to improve our long term financial performance. The Amended and Restated 2000 Executive Incentive Compensation Plan and IRT 1998 Long-Term Incentive Plan enable the compensation committee to designate grants of stock options and restricted stock to executive officers and employees to better align their interests with those of the stockholders. During the year ended December 31, 2003, the compensation committee awarded an aggregate of 465,300 shares of restricted stock to 32 of our employees and non-employee directors and options to purchase 860,000 shares of common stock to four employees. In determining grants of stock options and restricted stock, the compensation committee considers a number of factors, including the employee’s position, responsibilities and performance, the number of outstanding stock or options held by the employee and competitive practices of other companies generally.

Our Policy Regarding our Chief Executive Officer’s Compensation

      We base our chief executive officer’s compensation on the same philosophy and policies as for all other executive officers. Our chief executive officer has a compensation program that is generally governed by his employment agreement and combines base salary, cash bonuses and long-term incentive compensation, consisting of grants of options and restricted stock. The compensation committee determines his overall compensation based on four criteria: growth of our earnings before interest, taxes and depreciation and amortization, funds from operations per share, earnings per share and one component comprised of discretionary factors. Equal weight is given by the compensation committee to these four measures. The compensation committee believes that linking a substantial portion of the chief executive officer’s total compensation to our performance will more closely align the interests of the chief executive officer and our stockholders. The overall levels of compensation are influenced to a degree, by the compensation practices of publicly-traded REITs of a comparable size and scope.

      In September 2003, we amended the employment agreement with our chief executive officer. This amendment provided the following:

•	The highest cash bonus payable under the agreement was increased from 120% to 150% of his base salary;

•	The number of shares of restricted stock granted under the employment agreement as long-term compensation was increased by 124,000 shares and these shares vest in four installments over the remaining term of the agreement;

•	In the case of “high performance” or “super performance” for any year (defined to be the achievement by us of 150% or 200% of performance targets set by the compensation committee) he would receive an additional bonus equal to $300,000 or $850,000, respectively, payable in shares of common stock;

•	If his employment is terminated “without cause” or in the event that he resigns or is terminated within one year following a “change of control,” he will be entitled, in addition to the payment of 2.99 times his then-current base salary and most recent bonus as provided in his existing agreement, to a cash payment equal to 2.99 times the “value” (determined in accordance with the terms of the amendment) of a pro-rata portion of his annual long-term compensation; and

      We believe that these changes are appropriate based on a number of factors, including a report prepared for the compensation committee by Ferguson Partners, a compensation consulting firm hired by the committee to review the compensation of three of our executive officers based on comparisons with peer companies.

Internal Revenue Code Limits on Deductibility of Compensation

      Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to the chief executive officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders. The compensation committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the compensation committee believes that the grant of stock options and the issuance of restricted stock to date meet the requirement that such grants and issuances be “performance-based” and are, therefore, exempt from the limitations on deductibility. The compensation committee will continue to monitor the compensation levels potentially payable under our cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, our compensation philosophy, and our best interests.

Members of the Compensation Committee

Robert Cooney

Peter Linneman
Shaiy Pilpel

OUR INDEPENDENT AUDITORS

      Deloitte & Touche LLP was our independent public accountants for the fiscal year ended December 31, 2003. The members of our audit committee, and the members of the board of directors in the past, considered carefully Deloitte & Touche’s performance as our independent auditors since it was originally retained in 1995 and its qualifications as independent auditors for us. This included a comprehensive review of the qualifications of those individuals who will lead and serve on the engagement team, the quality control procedures the firm has established, and any issue raised by the most recent quality control review of the firm. The review also included matters required to be considered under the Securities and Exchange Commission rules on Auditor Independence, including the nature and extent of non-audit services to ensure that they will not impair the independence of the accountants. Our audit committee, in its discretion may change the appointment at any time during the year if it determines that such change would be in our best interest and the best interest of our shareholders.

      We expect that representatives of Deloitte & Touche will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions concerning our financial affairs.

      Deloitte & Touche has advised us that neither the firm nor any of its partners has any direct or material interest in us or our subsidiaries except as auditors and as our, and our subsidiaries’, independent certified public accountants.

      Our consolidated financial statements for the fiscal year ended December 31, 2003 have been audited by Deloitte & Touche LLP.

      For services rendered to us during or in connection with our fiscal years 2003 and 2002, as applicable, Deloitte & Touche LLP billed the following fees:

	2003	2002

Audit Fees	$251,550	$203,100
Audit-Related Fees	$627,817	$417,770
Tax Fees	$609,500	$90,575
All Other Fees	$67,678	$80,282

      Audit-related fees for 2003 included services in connection with our equity offerings in May 2003 and September 2003, the filing of our shelf registration, an amendment to our Dividend Reinvestment and Stock Purchase Plan and services for due diligence, registration and proxy statements, tax research and transaction analysis in connection with our merger with IRT.

      Audit-related fees for 2002 included services in connection with the filing of our shelf registration statement in January 2002, the preparation of “comfort letters” in connection with our equity offering in March 2002, services for due diligence, registration and proxy statements, tax research and transaction analysis in connection with our merger with IRT and other various matters.

      Tax fees for 2003 included services for tax planning related to a transaction cost analysis study related to the IRT merger, a cost segregation analysis, tax return preparation and compliance fees, review of our REIT status and dividend classification and other tax consulting.

      Tax fees for 2002 included services for tax preparation and compliance.

      All other fees for 2003 and 2002 included various property tax reviews and appeals.

Pre-Approval Policies and Procedures

      The audit committee’s policy is to review and pre-approve any engagement of our independent auditor to provide any audit or permissible non-audit service to us. The audit committee is in the process of adopting an audit and non-audit services pre-approval policy which will be annually reviewed and reassessed by the audit committee. This policy will include a list of specific services within certain categories of services, including audit, audit-related, tax and other services, which will be specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the audit committee.

MANAGEMENT AND EXECUTIVE COMPENSATION

Executive Officers

      Our executive officers are as follows:

Name	Age	Position

Chaim Katzman	54	Chairman of the Board and Chief Executive Officer
Doron Valero	47	President, Chief Operating Officer and Director
Howard M. Sipzner	42	Executive Vice President and Chief Financial Officer
Arthur L. Gallagher	33	General Counsel and Secretary
Alan Merkur	54	Vice President and Director of Acquisitions
Barbara Miller	53	Vice President and Head of Property Management, Florida Region
David W. Briggs	43	Vice President, Treasurer and Chief Accounting Officer

      Messrs. Katzman and Valero also serve as our directors. Biographical information for them can be found in the section entitled “Proposal 1 — Election of Directors” on page 4.

      Howard M. Sipzner has served as our Chief Financial Officer since 1999, our Executive Vice President since February 2004 and as our Treasurer from 2000 until February 2004. Prior to joining us, Mr. Sipzner served as Vice President of Chase Securities, Inc. from 1987 to 1999. Mr. Sipzner is also a director of Young Israel of Sunny Isles, a charitable organization. Mr. Sipzner received a B.A. from Queens College, City University of New York and an M.B.A. from the Harvard Business School.

      Arthur L. Gallagher has served as our General Counsel since March 2003 and as our Secretary since June 2003. Prior to joining us, Mr. Gallagher was an associate with the law firms of Greenberg Traurig P.A., Miami, Florida, from 1999 to 2003 and Simpson Thacher & Bartlett, New York, New York, from 1997 to 1999. Mr. Gallagher received a B.A. from the University of North Carolina — Chapel Hill and a J.D. from Duke University School of Law.

      Alan Merkur has served as our Vice President since 2000 and Director of Acquisitions since 1999. Prior to joining us, Mr. Merkur served as President of Dartmouth Realty Corp. from 1997 to 1999. From 1995 to 1997, he served as Regional Head of the Fort Lauderdale office for a joint venture between Goldman Sachs and J.E. Roberts. Mr. Merkur received a B.A. from City College of New York and a Certificate of Real Estate from New York University.

      Barbara Miller has served as our Vice President since September 2000, our Head of Property Management, Florida Region since February 2003, our Head of Property Management from September 2000 to February 2003 and in various other property management positions with us since 1994. Prior to joining us, Ms. Miller served as Regional Property Manager of Sofran Group, a real estate developer, from 1988 to 1994.

      David W. Briggs has served as our Vice President and Treasurer since February 2004 and Chief Accounting Officer since February 2002. Prior to joining us, Mr. Briggs served as Vice President –Management Accounting of Westfield America from 1997 to 2002 and as a Senior Audit Manager with Ernst & Young LLP from 1985 to 1997. Mr. Briggs received a B.S. from California State University, Los Angeles and is a Certified Public Accountant in the State of California.

Summary Compensation Table

      The following compensation table sets forth, for the fiscal years ended December 31, 2001, 2002 and 2003, the cash and certain other compensation paid or accrued by us to our chief executive officer and the four other mostly highly compensated executive officers whose total 2003 salary and bonus exceeded $100,000, collectively referred to as the “named executive officers”:

		Annual Compensation					Long-Term Compensation

					Other Annual				Securities
					Compensation		Restricted Stock		Underlying
Name and Principal Position	Year	Salary	Bonus		(1)		Awards(2)		Options

Chaim Katzman	2003	$455,800	$809	(3)	$120,539	(3)	$3,679,299	(3)	300,000
Chairman of the Board	2002	$430,000	$931	(4)	$98,483	(4)	$2,012,762	(4)	300,000
and Chief Executive	2001	$302,965	$52	(5)	$40,089	(5)	$267,261	(5)	—
Officer
Doron Valero	2003	$360,400	$566	(6)	$95,322	(6)	$1,978,602	(6)	200,000
President and	2002	$340,000	$89	(7)	$71,984	(7)	$1,672,861	(7)	200,000
Chief Operating	2001	$227,217	$70,735	(8)	$17,590	(8)	$117,268	(8)	—
Officer
Howard Sipzner	2003	$300,000	$28,581	(9)	$63,456	(9)	$1,659,595	(9)	350,000
Executive Vice	2002	$223,545	$856	(10)	$30,759	(10)	$440,613	(10)	—
President and Chief	2001	$189,091	$42,146	(11)	$17,590	(11)	$358,911	(11)	—
Financial Officer
Alan Merkur	2003	$190,000	$1,293	(12)	$26,602	(12)	$150,624	(12)	—
Vice President and	2002	$150,000	$1,127	(13)	$22,963	(13)	$285,470	(13)	—
Director of	2001	$150,000	$73,298	(14)	$10,226	(14)	$142,945	(14)	175,000
Acquisitions
Arthur Gallagher*	2003	$123,300	$16,347	(15)	$14,409	(15)	$218,390	(15)	10,000
General Counsel and
Secretary

*	Mr. Gallagher became our General Counsel and Secretary on March 24, 2003. His annual salary for 2003 was $160,000.

(1)	These amounts represent the dollar value of the difference between the price paid by the named executive officer for common stock pursuant to the bonus deferral plan established by the compensation committee of the board and the fair market value of that stock. Under this plan, the named executive officer may elect to receive restricted common stock at a 15% discount to the fair market value of the common stock in lieu of a cash bonus. The aggregate amount of any other perquisite and benefit is less than the lesser of $50,000 or 10% of the named executive officer’s annual salary and bonus and is therefore omitted.

(2)	Represents the dollar value of restricted stock awards and shares of restricted stock received in lieu of cash bonuses in respect of the indicated year calculated by multiplying the average of the high and low price of our common stock on the date of the grant of the award or bonus deferral by the number of shares awarded or received upon bonus deferral. This valuation does not take into account any diminution in value attributable to the restrictions applicable to the common shares. Restricted stock awards typically vest over a two to five year period. In the event of a change of control, the compensation committee of our board may accelerate the lapsing of restrictions or the expiration of vesting periods of any award of restricted stock. In addition, agreements that we have with certain of our executive officers provide that the vesting periods of restricted stock awarded to these individuals accelerate in the case of a change of control. A change of control is defined under the Amended and

Restated 2000 Executive Incentive Compensation Plan as summarized in this proxy statement or pursuant to the provisions of the individual employment agreements. The number and value of the aggregate unvested restricted share holdings of each named executive officer as of December 31, 2003, based on an average of its high and low stock price of $17.14 per share, is as follows:

	Number of Restricted Unvested	Value at December 31,
Name	Common Shares Outstanding	2003

Chaim Katzman	263,800	$4,521,532
Doron Valero	170,800	$2,927,512
Howard Sipzner	98,900	$1,695,146
Alan Merkur	24,500	$419,930
Arthur Gallagher	8,000	$137,120

Distributions are paid on all restricted common stock awards at the same rate as on unrestricted common shares.

(3)	Mr. Katzman elected to defer receipt of $682,891 of his $683,700 bonus by electing to receive 43,500 shares of restricted common stock at a 15% discount to the fair market value on February 20, 2004 (20 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares will vest in two equal installments on March 5, 2004 and 2005. The value of the 15% discount is shown as Other Annual Compensation. Also includes 49,473 and 124,000 shares of restricted stock which were awarded to Mr. Katzman in accordance with the terms of his employment agreement. The 49,473 shares will vest in two equal installments on February 20, 2005 and 2006. The 124,000 shares will vest in four equal installments on September 9, 2004, 2005, 2006 and lastly on December 31, 2006.

(4)	Mr. Katzman elected to defer receipt of $558,069 of his $559,000 bonus by electing to receive 47,200 shares of restricted common stock at a 15% discount to the fair market value on March 4, 2003 (20 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares will vest in two equal installments on March 10, 2004 and 2005. The value of the 15% discount is shown as Other Annual Compensation. Also includes 103,500 shares of restricted stock which were awarded to Mr. Katzman in accordance with the terms of his employment agreement, and which will vest in five equal installments on January 1, 2003, 2004, 2005, 2006 and lastly on December 31, 2006.

(5)	Mr. Katzman elected to defer receipt of $227,172 of his $227,224 bonus by electing to receive 19,600 shares of restricted common stock at a 15% discount to the fair market value on March 25, 2002 (90 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares vested in two equal installments on March 31, 2003 and 2004. The value of the 15% discount is shown as Other Annual Compensation.

(6)	Mr. Valero elected to defer receipt of $540,034 of his $540,600 bonus by electing to receive 34,400 shares of restricted common stock at a 15% discount to the fair market value on February 20, 2004 (20 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares will vest in two equal installments on March 5, 2005 and 2006. The value of the 15% discount is shown as Other Annual Compensation. Also includes 23,281 and 60,000 shares of restricted stock which were awarded to Mr. Valero in accordance with the terms of his employment agreement. The 23,281 shares will vest in two equal installments on February 20, 2005 and 2006. The 60,000 shares will vest in four equal installments on September 9, 2004, 2005, 2006 and lastly on December 31, 2006.

(7)	Mr. Valero elected to defer receipt of $407,911 of his $408,000 bonus by electing to receive 34,500 shares of restricted common stock at a 15% discount to the fair market value on March 4, 2003 (20 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares will vest in two equal installments on March 10, 2004 and 2005. The value of the 15% discount is shown as Other Annual Compensation. Also includes 90,000 shares of restricted stock which were awarded to Mr. Valero in accordance with the terms of his employment agreement, and which will vest in five equal installments on January 1, 2003, 2004, 2005, 2006 and lastly on December 31, 2006.

(8)	Mr. Valero elected to defer receipt of $99,678 of his $170,413 bonus by electing to receive 8,600 shares of restricted common stock at a 15% discount to the fair market value on March 25, 2002 (90 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares vested in two equal installments on March 31, 2003 and 2004. The value of the 15% discount is shown as Other Annual Compensation.

(9)	Mr. Sipzner elected to defer receipt of $359,499 of his $360,000 bonus by electing to receive 22,900 shares of restricted common stock at a 15% discount to the fair market value on February 20, 2004 (20 day average closing price) in accordance with the bonus deferral program established by the compensation committee of the board. These shares will vest in two equal installments on March 5, 2005 and 2006. The value of the 15% discount is shown as Other Annual Compensation. Also includes 23,281 and 52,000 shares of restricted stock which were awarded to Mr. Sipzner in accordance with the terms of his employment agreement. The 23,281 shares will vest in two equal installments on February 20, 2005 and 2006. The 52,000 shares will vest in four equal installments on January 1, 2004, 2005, 2006 and 2007.

(10)	Mr. Sipzner elected to defer receipt of $174,303 of his $175,159 bonus by electing to receive 15,600 shares of restricted common stock at a 15% discount to the fair market value on December 31, 2003 (average of high and low trading price) in accordance with the terms of his employment agreement. These shares will vest in two equal installments on March 10, 2004 and 2005. The value of the 15% discount is shown as Other Annual Compensation. Also includes 18,000 shares of restricted stock which were awarded to Mr. Sipzner in accordance with the terms of his employment agreement, and which will vest in two equal installments on March 3, 2004 and 2005.

(11)	Mr. Sipzner elected to defer receipt of $99,672 of his $141,818 bonus by electing to receive 8,600 shares of restricted common stock at a 15% discount to the fair market value on December 31, 2001 (average of high and low trading price) in accordance with the terms of his employment agreement. These shares vested in two equal installments on March 31, 2003 and 2004. The value of the 15% discount is shown as Other Annual Compensation. Also includes 18,000 shares of restricted stock which were awarded to Mr. Sipzner in accordance with the terms of his employment agreement, and which vested in two equal installments on March 27, 2003 and 2004.

(12)	Mr. Merkur elected to defer receipt of $150,707 of his $152,000 bonus by electing to receive 9,600 shares of common stock at a 15% discount to the fair market value on February 20, 2004 (20 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares will vest in two equal installments on March 5, 2005 and 2006. The value of the 15% discount is shown as Other Annual Compensation.

(13)	Mr. Merkur elected to defer receipt of $130,123 of his $131,250 bonus by electing to receive 11,500 shares of common stock at a 15% discount to the fair market value on March 4, 2003 (90 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares will vest in two equal installments on March 10, 2004 and 2005. The value of the 15% discount is shown as Other Annual Compensation. Also includes 10,500 shares of restricted stock which were awarded to Mr. Merkur as additional compensation by the board of directors, and which will vest in three equal installments on March 10, 2004, 2005 and 2006.

(14)	Mr. Merkur elected to defer receipt of $57,952 of his $131,250 bonus by electing to receive 5,000 shares of common stock at a 15% discount to the fair market value on March 25, 2002 (90 day average closing price) in accordance with the bonus deferral plan established by the compensation committee of the board. These shares vested in two equal installments on March 31, 2003 and 2004. The value of the 15% discount is shown as Other Annual Compensation. Also includes 7,500 shares of restricted stock which were awarded to Mr. Merkur as additional compensation by the board of directors, and which vested in three equal installments on December 31, 2001, 2002 and 2003.

(15)	Mr. Gallagher elected to defer receipt of $81,653 of his $83,000 bonus by electing to receive 5,200 shares of common stock at a 15% discount to the fair market value on February 20, 2004

(20 days average closing price) in accordance with the bonus deferral plan established by the compensation committee. These shares will vest in two equal installments on March 5, 2005 and 2006. The value of the 15% discount is shown as Other Annual Compensation. Also includes 8,000 shares of restricted stock which were awarded to Mr. Gallagher as additional compensation by the board of directors, and which will vest in four equal installments on March 24, 2004, 2005, 2006 and 2007.

Option Grants in Fiscal 2003

      The following table sets forth each grant of stock options during the fiscal year ended December 31, 2003 to each of the named executive officers. No stock appreciation rights were granted to these individuals during that year.

					Potential Realizable Value at
					Assumed Annual Rates of
					Stock Price Appreciation for
	Individual Grants				Option Term(1)

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year	(per share)	Date	5%	10%

Chaim Katzman	300,000	34.9%	$13.19	1/01/2013	$2,488,536	$6,306,439
Doron Valero	200,000	23.2%	$13.19	1/01/2013	$1,659,024	$4,204,293
Howard Sipzner	350,000	40.7%	$16.22	1/01/2013	$3,570,235	$9,047,676
Alan Merkur	—	—	—	—	—	—
Arthur Gallagher	10,000	1.2%	$14.69	6/10/2013	$92,385	$234,121

(1)	Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, a named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, if the executive were to sell the shares on the date of exercise. Therefore, there is no assurance that the value realized will be equal to or near the potential realizable value as calculated in this table.

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Value Table

      The following table sets forth certain information concerning the exercise of stock options by the named executive officers during the fiscal year ended December 31, 2003 and unexercised stock options held by the named executive officers as of December 31, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options Held as of		In-the-Money Options as of
	Shares		December 31, 2003		December 31, 2003(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Chaim Katzman	170,000	$688,100	170,000	260,000	$663,700	$1,027,000
Doron Valero	15,000	$63,975	216,000	184,000	$841,200	$726,800
Howard Sipzner	87,500	$581,276	—	350,000	—	$322,000
Alan Merkur	7,500	$48,375	36,250	87,500	$258,825	$624,750
Arthur Gallagher	—	—	—	10,000	—	$24,500

(1)	In accordance with SEC rules, value realized is the difference between the exercise price per share and the fair market value on the exercise date per share multiplied by the number of shares acquired upon the exercise of options.

(2)	Value of unexercised in-the-money options is the sum of the value of each option granted, calculated on a grant by grant basis. The value of each option is equal to of the product of the number of shares that could be acquired upon the exercise of unexercised options as of the end of 2003 multiplied by the difference between the exercise price for the grant and the year-end market price, of $17.14 per share, excluding grants for which the difference is equal to or less than zero.

Employment Contracts

      We have entered into employment agreements with Chaim Katzman, our chairman of the board and chief executive officer, Doron Valero, our president and chief operating officer, and Howard M. Sipzner, our executive vice president and chief financial officer. The terms of these agreements are substantially the same and are summarized below.

Term:	Both of the agreements with Messrs. Katzman and Valero expire on December 31, 2006. Our Agreement with Mr. Sipzner expires on January 1, 2007. Each of these employment agreements is automatically renewable annually unless either party gives written notice of an intent not to renew.

Base Salary:	• Mr. Katzman. Initially, $430,000 which base salary is increased annually by the greater of six percent or the consumer price index for the year immediately preceding each anniversary of the agreement

• Mr. Valero. Initially, $340,000 which base salary is increased annually by the greater of six percent or the consumer price index for the year immediately preceding each anniversary of the agreement

• Mr. Sipzner. Initially, $300,000 which base salary is increased annually by the greater of six percent or the consumer price index for the year immediately preceding each anniversary of the agreement

Bonus:	Cash Bonus. The agreements provide that each of the executives may receive a bonus upon the achievement of performance-based targets as determined by the compensation committee, with the potential to receive a bonus up to 120% of the base salary, in the case of Mr. Sipzner, and 150% of the base salary, in the case of Messr. Katzman and Valero.

Additional Stock Bonus. In the case of “high performance” (defined to be the achievement by us of 150% of performance targets set by the compensation committee) or “super performance” (defined to be the achievement by us of 200% of performance targets set by the compensation committee), the executives are entitled to receive an additional bonus payable in shares of our common stock equal to:

• Mr. Katzman. $300,000 in the case of high performance and $850,000 in the case of super performance
• Mr. Valero. $200,000 in the case of high performance and $400,000 in the case of super performance
• Mr. Sipzner. $200,000 in the case of high performance and $400,000 in the case of super performance

Incentive Compensation:	The agreements provide that the executives are entitled to shares of restricted stock and options to purchase stock as follows:
• Pursuant to his employment agreement, Mr. Katzman received options to purchase 850,000 shares of our common stock, 300,000 of which were granted upon the execution of his employment agreement and on January 1, 2003 and 250,000 were granted on January 1, 2004. Options to purchase 170,000 shares of our common stock vest on the last day of each year, until all of his options have vested. Finally, upon execution of his employment agreement, Mr. Katzman received 103,500 shares of our restricted stock vesting in five equal installments on January 1, 2003, 2004, 2005, 2006 and December 31, 2006. In addition, upon execution of an amendment to his employment agreement in September 2003, Mr. Katzman received an additional 124,000 shares of our restricted stock vesting in equal installments on September 9, 2004, 2005, 2006 and December 31, 2006.

• Pursuant to his employment agreement, Mr. Valero received options to purchase 540,000 shares of our common stock, 200,000 of which were granted upon the execution of his employment agreement and on January 1, 2003 and 140,000 were granted on January 1, 2004. Options to purchase 108,000 shares of our common stock vest on the last day of each year, until all of his options have vested. Finally, upon execution of his employment agreement, Mr. Valero received 90,000 shares of our restricted stock vesting in five equal installments on January 1, 2003, 2004, 2005, 2006 and December 31, 2006. In addition, upon execution of an amendment to his employment agreement in September 2003, Mr. Valero received an additional 60,000 shares of our restricted stock vesting in equal installments on September 9, 2004, 2005, 2006 and December 31, 2006.
• Pursuant to his employment agreement, Mr. Sipzner received options to purchase 350,000 shares of our common stock. These options will vest in four installments of 87,500 shares on January 1, 2004, 2005, 2006 and 2007. In addition, pursuant to his agreement, he received 52,000 shares of our restricted stock vesting in four equal installments on January 1, 2004, 2005, 2006 and 2007.

Termination and Benefits:	If Mr. Katzman’s employment is terminated “without cause,” other than with respect to a “change of control,” each as defined in his agreement, Mr. Katzman will receive a cash payment equal to 2.99 times the sum of his then-current base salary, the bonus payment received by him for the most recently completed fiscal year and the “value” (determined in accordance with the terms of his agreement) of a pro-rata portion of his annual long-term compensation. In addition, all options and shares of restricted stock held by him will vest immediately.

If Mr. Valero’s or Mr. Sipzner’s employment is terminated “without cause,” other than with respect to a “change of control,” each as defined in his employment agreement, he will receive a cash payment equal to 1.5 times the sum of his then-current base salary plus the bonus payment received by him for the most recently completed fiscal year and all options and shares of restricted stock held by him will vest immediately.

Upon death or disability, each of Mr. Katzman or Mr. Valero or his estate will receive a cash payment equal to the amount of his base salary that he would have received through the end of the term of the agreement, plus an amount equal to the bonus, if any, paid with respect to the then most recently completed fiscal year times the number of years (pro rated for partial years) during the period commencing with the first day of the fiscal year in which the termination occurred through the end of the term of the agreement. Upon Mr. Sipzner’s death or disability, he or his estate will receive a cash payment equal to the lesser of his then-current base salary and the bonus payment received by him for the most recently completed fiscal year or the total amount of base salary and bonus that he would have received from the date of death or disability through the end of the term of the agreement. In addition, following the death or disability, all options and shares of restricted stock held by the executive will vest immediately.

In the event that Mr. Katzman’s employment is terminated without cause, if he resigns as an employee or is terminated by us as a result of mental or physical incapacity, illness or disability or if Mr. Kazman dies, then he has a “put” option to tender all of his shares of our stock and all of his stock options to us at a specified price.

Change of Control Benefits	If any of the executives resigns or is terminated for any reason within one year after a “change of control” (as defined in the agreement), he will receive a cash payment of 2.99 times the sum of his then-current base salary, the bonus payment received by him for the most recently completed fiscal year and the “value” (determined in accordance with the terms of his agreement) of a pro-rata portion of his annual long-term compensation.

Employee Benefit Plans

      1995 Stock Option Plan. Our board of directors adopted, and our stockholders approved, a 1995 Stock Option Plan. Although we have exhausted the number of shares available for issuance under this plan and therefore cannot grant any additional awards thereunder, unexercized options to purchase 150,000 shares were outstanding as of March 31, 2004.

      The plan requires that the exercise price for stock options granted under the plan be determined by the compensation committee at the time of grant. The exercise price may be paid in cash or, at the discretion of the committee, in outstanding shares of common stock, or by any combination of both.

      If a merger, reorganization or other event occurs that affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the participants in the plan, the committee is authorized to adjust the outstanding options, including adjustments to exercise prices of options and other affected terms of options. The committee is also authorized to adjust performance conditions and other terms of options in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

      Amended and Restated 2000 Executive Incentive Compensation Plan. Our board of directors adopted our Amended and Restated 2000 Executive Incentive Compensation Plan in April 2000, and our shareholders approved the adoption of the plan in June 2000 and approved an amendment to the plan in May 2002. Subject to the approval of Proposal 2 at the annual meeting, the number of shares reserved for issuance under the plan will be 5,500,000 shares, resulting in 3,000,499 shares available for delivery in connection with awards granted under the plan. As of March 31, 2004, unexercised options to purchase 1,346,819 shares of our common stock were outstanding, options to purchase 244,581 shares of our common stock had been exercised and 908,101 shares of restricted stock had been issued (of which 504,299 were unvested) under the plan. There remain 499 shares of common stock available for issuance under the plan. For a summary of the plan see the section entitled, “Proposal 2 — Adoption of our Amended and Restated 2000 Executive Incentive Compensation Plan — Summary of the 2000 Executive Incentive Compensation Plan, as amended” on page 8.

      The IRT 1998 Long Term Incentive Plan. Upon the completion of our acquisition of IRT Property Company by statutory merger on February 12, 2003, we assumed IRT’s 1998 Long Term Incentive Plan. As of March 31, 2004, unexercised options to purchase 495,399 shares of our common stock and 20,500 unvested shares of restricted stock remain outstanding under the plan, and no shares of our common stock remain available for issuance under the plan. No more than 20% of the shares of our common stock may be granted in the form of restricted stock awards or in unrestricted stock awards pursuant to this plan, provided that any grant of restricted stock in excess of 10% of our common stock must vest over a period of three years.

      The types of awards that may be made under the plan are grants of stock options, stock appreciation rights, or SARs, restricted stock, deferred stock and other property. Options may be either incentive stock options that qualify for favorable tax treatment for the optionee under Section 422 of the Internal Revenue Code of 1986 or nonqualified stock options. If shares awarded under the plan are forfeited, then those shares will again become available for new awards under the plan. The maximum number of shares of our common stock with respect to one or more options or SARs that could be granted during any calendar year under this plan to one participant is 500,000. The maximum fair market value of any awards other than options and SARs that could be received by a participant during any calendar year under the plan is $2,000,000.

      The compensation committee of our board of directors will continue to administer the plan. The committee has complete discretion to make all decisions relating to the interpretation and operation of the plan, including the discretion to determine which eligible individuals are to receive any award, and to determine the type, number, vesting requirements and other features and conditions of each award.

      IRT 1989 Stock Option Plan. Upon the completion of our acquisition of IRT on February 12, 2003, we also assumed IRT’s 1989 Stock Option Plan. This plan has terminated in accordance with its terms and, therefore, no remaining shares are available for grant. However, as of March 31, 2004, there remain unexercised options to purchase 26,820 shares of our common stock outstanding under the plan.

      Options granted under the plan were either incentive stock options or nonqualified stock options. Incentive stock options were granted only to persons who were employees of IRT, including members of IRT’s board of directors who were also employees of IRT. Nonqualified stock options were granted to officers, directors and employees of IRT.

      The plan will be administered by our compensation committee. Options that have been granted under the plan are exercisable no later than 10 years from the date of grant with the exercise price being equal to 100% of the market value on the date of grant.

SHARE OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission, or SEC, initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports are required, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners have been complied with during the fiscal year ended December 31, 2003.

Security Ownership

      The table below sets forth, as of March 31, 2004, the number of shares of our common stock which were owned beneficially by:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	each director and nominee for director;

•	each executive officer named in the Summary Compensation Table below who is employed with us as of March 31, 2004; and

•	all of our directors and executive officers as a group.

      Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Equity One, Inc., 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179.

      The number of shares beneficially owned by each individual or group is based upon information in documents filed by such person with the Securities and Exchange Commission, other publicly available information or information available to us. Percentage ownership in the following table is based on 70,198,915 shares of common stock outstanding as of March 31, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options that are presently exercisable or exercisable within 60 days of March 31, 2004 or which are scheduled to be issued within 60 days of March 31, 2004 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

	Amount and Nature of Beneficial	Percentage of Outstanding
Name and Address of Beneficial Owner	Ownership	Shares Owned

Chaim Katzman(1)	29,472,868	42.0%
Gazit-Globe (1982) Ltd.(2)	28,215,171	40.2%
M.G.N. (USA), Inc.(3)	14,486,399	20.6%
First Capital Realty Inc.(4)	12,526,455	17.8%
Silver Maple (2001), Inc.	7,049,924	10.0%
Ficus, Inc.	5,476,531	7.8%
Nathan Hetz(5)	5,109,644	7.3%
Alony Hetz Properties & Investments, Ltd.	5,099,444	7.3%
MGN America, Inc.	4,945,431	7.0%
Gazit (1995), Inc.	3,796,632	5.4%
Doron Valero(6)	961,036	1.3%

	Amount and Nature of Beneficial	Percentage of Outstanding
Name and Address of Beneficial Owner	Ownership	Shares Owned

Howard M. Sipzner(7)	426,541	*
Alan Merkur(8)	140,350	*
Noam Ben-Ozer(9)	35,702	*
Shaiy Pilpel(10)	35,700	*
Robert L. Cooney(11)	34,400	*
Arthur L. Gallagher(12)	24,200	*
Patrick L. Flinn(13)	18,302	*
Peter Linneman	10,200	*
Dori Segal	4,200	*
All executive officers and directors of Equity One as a group (14 persons)(14)	36,313,448	51.7%

*	Represents ownership of less than 1.0%

(1)	Includes (i) 28,215,171 shares of common stock beneficially owned by Gazit-Globe (1982), Ltd., which Mr. Katzman may be deemed to control, (ii) 170,000 shares of common stock issuable to Mr. Katzman upon the exercise of options which are currently exercisable, (iii) 66,565 shares of common stock for which either Mr. Katzman or his wife is custodian for his minor children, (iv) 43,500 shares to be issued within 60 days in connection with a bonus deferral from 2003 and (v) 49,473 shares to be issued within 60 days in connection with a long term compensation award for 2003.

(2)	Includes (i) 14,486,399 shares of common stock beneficially owned by M.G.N. (USA), Inc. and (ii) 12,526,455 shares of common stock beneficially owned by First Capital Realty Inc., both of which are controlled by Gazit-Globe (1982), Ltd.

(3)	Includes (i) 4,945,431 shares of common stock owned by MGN America, Inc. and (ii) 3,796,632 shares of common stock owned by Gazit (1995), Inc., both of which are wholly-owned subsidiaries of M.G.N. (USA), Inc.

(4)	Includes (i) 7,049,924 shares of common stock owned by Silver Maple (2001), Inc. and (ii) 5,476,531 shares of common stock owned by Ficus, Inc., both of which are indirect, wholly-owned subsidiaries of First Capital Realty Inc.

(5)	Includes 5,099,444 shares of common stock beneficially owned by Alony Hetz Properties & Investments, Ltd., which Mr. Hetz may be deemed to control.

(6)	Includes (i) 216,000 shares of common stock issuable to Mr. Valero upon the exercise of options which are currently exercisable, (ii) 34,400 shares to be issued within 60 days in connection with a bonus deferral from 2003 and (iii) 23,281 shares to be issued within 60 days in connection with a long term compensation award for 2003.

(7)	Includes (i) 87,500 shares of common stock issuable to Mr. Sipzner upon the exercise of options which are currently exercisable, (ii) 22,900 shares to be issued within 60 days in connection with a bonus deferred from 2003 and (iii) 23,281 shares to be issued within 60 days in connection with a with a long term compensation award for 2003.

(8)	Includes 60,000 shares of common stock issuable to Mr. Merkur upon the exercise of options which are currently exercisable.

(9)	Includes 25,500 shares of common stock issuable to Mr. Ben-Ozer upon the exercise of options which are currently exercisable.

(10)	Includes 25,500 shares of common stock issuable to Mr. Pilpel upon the exercise of options which are currently exercisable.

(11)	Includes 13,000 shares of common stock issuable to Mr. Cooney upon the exercise of options which are currently exercisable.

(12)	Includes 10,000 shares of common stock issuable to Mr. Gallagher upon the exercise of options which are currently exercisable or exercisable within 60 days after March 31, 2004.

(13)	Includes 13,500 shares of common stock issuable to Mr. Flinn upon the exercise of options which are currently exercisable or exercisable within 60 days after March 31, 2004.

(14)	See footnotes (1) through (13).

      Several of our affiliated stockholders that beneficially own a significant interest in our company, including Gazit-Globe (1982), Ltd., Silver Maple (2001), Inc. and related entities, have pledged a substantial portion of our stock that they own to secure loans made to them by commercial banks. In the aggregate, these stockholders have pledged more than 25 million shares, representing approximately 36% of our total outstanding shares.

      If a stockholder defaults on any of its obligations under these pledge agreements or the related loan documents, these banks may have the right to sell the pledged shares in one or more public or private sales that could cause our stock price to decline. Many of the occurrences that could result in a foreclosure of the pledged shares are out of our control and are unrelated to our operations. Some of the occurrences that may constitute such an event of default include:

•	the stockholder’s failure to make a payment of principal or interest when due;

•	the occurrence of another default that would entitle any of the stockholder’s other creditors to accelerate payment of any debts and obligations owed to them by the stockholder;

•	if the bank, in its absolute discretion, deems that a change has occurred in the condition of the stockholder to which the bank has not given its prior written consent;

•	if the stockholder ceases to pay its debts or manage its affairs or reaches a compromise or arrangement with its creditors; and

•	if, in the opinion of the bank, the value of the pledged shares shall be reduced or is likely to be reduced (for example, the price of our common stock declines).

      In addition, because so many shares are pledged to secure loans, the occurrence of an event of default could result in a sale of pledged shares that could cause a change of control of our company, even when such a change may not be in the best interests of our stockholders.

CERTAIN TRANSACTIONS

February 2003 Private Placement

      On February 12, 2003, in connection with our acquisition of IRT Property Company, we completed a private placement of 6,911,000 shares of our common stock at a price of $13.50 per share to the following affiliated investors: Silver Maple (2001), Inc. which purchased an aggregate of 1,036,650 shares of our common stock, MGN America, Inc. which purchased an aggregate of 4,284,820 shares of our common stock and AH Investments US, LP which purchased an aggregate of 1,589,530 shares of our common stock. We used the proceeds of this private placement to fund the costs of the merger, including a portion of the cash consideration paid to the IRT shareholders.

Loans to Executives

      As a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are generally prohibited from making loans to directors and executive officers. Prior to the adoption of Sarbanes-Oxley, we made loans to the following executive officers which are still outstanding:

      On June 15, 2002, Alan Merkur, our vice president and director of acquisitions, executed a promissory note to us in the principal amount of $437,500 in connection with his exercise of options to purchase 43,750 shares of our common stock. The note bears interest at a rate of 5% per annum. The aggregate amount of indebtedness outstanding under the note as of March 31, 2004 was $437,500. The outstanding balance of the note is due on June 30, 2007.

      On June 15, 2002, Barbara Miller, our vice president and head of property management, Florida region, executed a promissory note to us in the principal amount of $150,000 in connection with her exercise of options purchase 15,000 shares of our common stock. The note bears interest at a rate of 5% per annum. The aggregate amount of indebtedness outstanding under the note as of March 31, 2004 was $150,000. The outstanding balance of the note is due on June 30, 2007.

      In accordance with the provisions of the Sarbanes-Oxley Act of 2002, there have been no material modifications to any of the terms of the loans granted to our executives.

Investment Contract and Use Agreement

      We are party to a use agreement dated January 1, 1996 with an affiliate of Gazit-Globe (1982), Ltd., one of our principal stockholders. Pursuant to this agreement, we agreed to permit Chaim Katzman, our chairman and chief executive officer, or any of Gazit-Globe’s other employees to use our facilities, equipment, supplies and personnel necessary to conduct its business and affairs. In consideration for the use of these facilities, Gazit-Globe agreed to pay us an annual sum of $10,000.

      In addition, we have previously entered into an investment contract, dated May 21, 1996, with several of our principal stockholders, including the predecessor to Gazit-Globe. This agreement provides, in addition to other agreements, covenants and obligations that have been satisfied, that we would prepare and furnish to Gazit-Globe or its affiliates certain of our financial statements required by Gazit-Globe for purposes of consolidating our financial results with those of Gazit-Globe as required by Israeli generally accepted accounting principals and the Tel Aviv Stock Exchange Ltd., on which the shares of capital stock of Gazit-Globe are currently traded.

      Effective January 1, 2004, we entered into a clarification agreement and protocal with Gazit-Globe. The clarification agreement clarifies certain provisions of the use agreement and the investment contract, including that Gazit-Globe agrees to reimburse us for third-party expenses incurred by us in the use of our office facilities and the provision of the Israeli financial statements. In addition, in the clarification agreement we agreed to provide Gazit-Globe certain information technology services and Gazit-Globe agreed to pay us monthly fees of $1,500 for those services.

Other Transactions

      We paid legal fees in the approximate amount of $176,000, $339,632 and $439,127 during the years ended December 31, 2001, 2002 and 2003 to the Law Office of Alan J. Marcus. Mr. Marcus served as our corporate secretary during 2001 and 2002 and until June 2003. Since June 2003, Mr. Marcus has continued to serve as our assistant secretary.

PERFORMANCE GRAPH

      The following graph compares the cumulative total return of our common stock with the Russell 2000 Index, the NAREIT All Equity Index and SNL Shopping Center REITs, an index of approximately 20 publicly-traded REITS that primarily own and operating shopping centers, each as provided by SNL Securities L.C., from December 31, 1998 until December 31, 2003. The SNL Shopping Center REIT index is compiled by SNL Securities L.C. and includes our common stock and securities of many of our competitors. The graph assumes that $100 was invested on December 31, 1998 in our common stock, the Russell 2000 Index, the NAREIT All Equity REIT Index and SNL Shopping Center REITs, and that all dividends were reinvested. The lines represent semi-annual index levels derived from compounded daily returns. The indices are re-weighted daily, using the market capitalization on the previous tracking day. If the semi-annual interval is not a trading day, the preceding trading day is used.

      The performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Total Return Performance

Index	Period Ending
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Equity One, Inc.	$100.00	$127.64	$134.85	$205.40	$215.70	$291.38
Russell 2000	$100.00	$121.26	$117.59	$120.52	$95.83	$141.11
NAREIT All Equity REIT Index	$100.00	$95.38	$120.53	$137.32	$143.13	$195.51
SNL Shopping Center REITs	$100.00	$88.36	$106.22	$136.54	$157.82	$223.75

STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in our proxy statement for our 2005 annual meeting of stockholders, stockholders must deliver proposals no later than December 27, 2004.

      In addition, our bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to our corporate secretary not later than the close of business on the 60th day, and not earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2005 Annual Meeting generally must be received by the Secretary after the close of business on February 20, 2005, and prior to the close of business on March 22, 2005. Proposals should be mailed to the attention of our corporate secretary at 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179. A copy of the bylaws may be obtained from our corporate secretary by written request to the same address.

2003 ANNUAL REPORT

      Stockholders are concurrently being furnished with a copy of our 2003 Annual Report and our audited financial statements at December 31, 2003. Additional copies of our Annual Report, financial statements and Form 10-K for the year ended December 31, 2003, as filed with the SEC, may be obtained without charge by contacting Equity One, Inc. — Investor Relations, at 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179.

OTHER MATTERS

      Our board of directors knows of no other matters to be presented for stockholder action at the 2004 annual meeting of stockholders. If any other matters are properly presented at the meeting for action, it is intended that the persons named in the proxies will vote upon such matters in accordance with their discretion.

Annex A

EQUITY ONE, INC.

AMENDED AND RESTATED

2000 EXECUTIVE INCENTIVE COMPENSATION PLAN
(As of May 21, 2004)

EQUITY ONE, INC.

AMENDED AND RESTATED

2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

Page

(d) Taxes	A-17
(e) Changes to the Plan and Awards	A-17
(f) Limitation on Rights Conferred Under Plan	A-17
(g) Unfunded Status of Awards; Creation of Trusts	A-18
(h) Nonexclusivity of the Plan	A-18
(i) Payments in the Event of Forfeitures; Fractional Shares	A-18
(j) Governing Law	A-18
(k) Plan Effective Date and Stockholder Approval; Termination of Plan	A-18

EQUITY ONE, INC.

AMENDED AND RESTATED

2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

      1. Purpose. The purpose of this AMENDED AND RESTATED 2000 EXECUTIVE INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist EQUITY ONE, INC., a Maryland corporation (the “Company”) and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. In the event that the Company is or becomes a Publicly Held Corporation (as hereinafter defined), the Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(b) “Award” means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or Parent Corporation or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or Parent Corporation or Subsidiary) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or Parent Corporation or Subsidiary), if any, (iii) any violation or breach by the Participant of his or her non-competition and/or non-disclosure agreement with the Company (or Parent Corporation or Subsidiary), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or Parent Corporation or Subsidiary), (v) chronic addition to alcohol, drugs or other similar substances affecting the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s employment was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9 of the Plan.

(h) “Change in Control Price” means the amount calculated in accordance with Section 9(c) of the Plan.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and, in the event the Company is or becomes a Publicly Held Corporation (as hereinafter defined), each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

(k) “Corporate Transaction” means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

(l) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

(m) “Deferred Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(n) “Director” means a member of the Board.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(q) “Effective Date” means the effective date of the Plan, which shall be April 24, 2000.

(r) “Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(u) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v) “Incentive Stock Option” or “ISO” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(x) “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(z) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(aa) “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

(dd) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ee) “Publicly Held Corporation” shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

(ff) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(gg) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(hh) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(ii) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

(jj) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

      3. Administration.

      (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

      (b) Manner of Exercise of Committee Authority. In the event that the Company is or becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

      (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4. Stock Subject to Plan.

      (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 5,500,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

      5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 500,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

      6. Specific Terms of Awards.

      (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Maryland law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

      (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with

Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

      (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR’s to Participants on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited SAR” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

(ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

      (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant’s employment during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(v) Automatic Restricted Stock Grants to Non-Employee Directors. Non-Employee Directors shall be eligible to receive Restricted Stock Awards under this Section 6(d)(v).

(vi) Automatic Restricted Stock Grants to Non-Employee Directors. Non-Employee Directors shall be eligible to receive Restricted Stock Awards under this Section 6(d)(v).

(A) Initial Grants. On the date that an eligible Non-Employee Director is first elected to the Board, such Non-Employee Director shall receive 2,000 shares of Restricted Stock (an “Initial Grant”); provided that any Non-Employee Director who is a member of the Board as of the Effective Date of this Plan shall be entitled to received an Initial Grant. The Initial Grant shall be subject to the availability and adjustment of shares of Stock issuable under the Plan pursuant to Section 4 and shall not be subject to the discretion of any person or persons.

(B) Service Grants. On each January 1 while the Plan remains in effect, each then Non-Employee Director shall be granted an additional number of shares of Restricted Stock (a “Service Grant”) with a Fair Market Value on such January 1 equal to $30,000 (rounded up in each case to the nearest hundred shares), subject to the availability and adjustment of shares of Stock issuable under the Plan pursuant to Section 4 and shall not be subject to the discretion of any person or persons. In addition, on each January 1 while the Plan remains in effect, the lead director of the Company, if any, shall be granted an additional number of shares of Restricted Stock, as an additional Service Grant, with a Fair Market Value on such January 1 equal to $15,000 (rounded up in each case to the nearest hundred shares), subject to the availability and adjustment of shares of Stock issuable under the Plan pursuant to Section 4 and shall not be subject to the discretion of any person or persons.

(C) Terms of Initial Grants and Service Grants. Unless otherwise determined by the Committee or in any Restricted Stock Agreement, each Restricted Stock Award granted pursuant to this Section 6(d)(v) shall vest in two (2) equal installments on the first and second December 31 subsequent to the date on which the shares of Restricted Stock are granted.

      (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant’s employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant’s Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

      (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

      (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

      (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Parent Corporation or a Subsidiary), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

      7. Certain Provisions Applicable to Awards.

      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

      (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

      (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

      (d) Exemptions from Section 16(b) Liability. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

      8. Performance and Annual Incentive Awards.

      (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). At such times as the Company is a Publicly Held Corporation, if and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

      (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. The following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the earnings per share and total stockholder return criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share, (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) per share funds from operations; and (15) any of the above goals determined on an absolute or relative basis and/or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or peer group of industry competitors selected by the Committee. The foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as “performance-based compensation” under Code Section 162(m).

(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

      (c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

(i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. In the case of Annual Incentive Awards intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

      (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

      (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      9. Change in Control.

      (a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 9(b):

(i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a) hereof;

(ii) The Committee may, within its discretion, accelerate the exercisability of any limited SARs (and other SARs if so provided by their terms) and provide for the settlement of such SARs for amounts, in cash, determined by reference to the Change in Control Price;

(iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

(iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

      (b) Definition of “Change in Control. A “Change in Control” shall be deemed to have occurred upon:

(i) Approval by the stockholders of the Company of (x) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided (i) that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) or (ii) any individual appointed to the Board by the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 35% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, or (2) any person, entity or “group” that as of the Effective Date owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or any affiliate of such person, entity or “group.”

      (c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

      10. General Provisions.

      (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

      (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

      (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

      (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

      (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

      (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

      (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

      (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to principles of conflicts of laws, and applicable federal law.

      (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable New York Stock Exchange requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate on the earliest to occur of (i) the day immediately prior to the tenth anniversary of the date the stockholders’ of the Company approved to limit the terms hereof (such date being May 21, 2014), or (ii) the date on which no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

Annex B

EQUITY ONE, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

EQUITY ONE, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

EQUITY ONE, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

      1. Purpose. The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

      2. Definitions.

      (a) “Applicable Percentage” means the percentage specified in Section 7(b), subject to adjustment by the Committee as provided in Section 7(b).

      (b) “Board” means the Board of Directors of the Company.

      (c) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.

      (d) “Committee” means the committee appointed by the Board to administer the Plan as described in Section 15 of the Plan or, if no such Committee is appointed, the Board.

      (e) “Common Stock” means the Company’s common stock, par value $0.01 per share.

      (f) “Company” means Equity One, Inc., a Maryland corporation.

      (g) “Compensation” means, with respect to each Participant for each pay period, the full base salary and overtime paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, “Compensation” does not include: (i) bonuses or commissions, (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (iii) any automobile or relocation allowances (or reimbursement for any such expenses), (iv) any amounts paid as a starting bonus or finder’s fee, (v) any amounts realized from the exercise of any stock options or incentive awards, (vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or (vii) other similar forms of extraordinary compensation.

      (h) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      (i) “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (j) “Employee” means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five (5) months in any calendar year.

      (k) “Entry Date” means the first day of each Offering Period.

      (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (m) “Exercise Date” means the last Trading Day ending on or before each March 31, June 30, September 31 and December 31.

      (n) “Exercise Price” means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 7(b).

      (o) “Fair Market Value” means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(c).

      (p) “First Offering Date” means on or before October 1, 2004.

      (q) “Offering Date” means the first Trading Day of each Offering Period.

      (r) “Offering Period” means, subject to adjustment as provided in Section 4(b), the quarterly periods during which the Company’s Common Stock will be offered under the Plan, beginning on each January 1, April 1, July 1 and October 1 and ending on the immediately following March 31, June 30, September 30 or December 31 of each year while the Plan is in effect; provided, however that the initial Offering Period shall be the period beginning on the First Offering Date and ending on December 31, 2004.

      (s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

      (t) “Participant” means an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 5(a) hereof.

      (u) “Plan” means this Equity One, Inc. 2004 Employee Stock Purchase Plan.

      (v) “Plan Contributions” means, with respect to each Participant, the lump sum cash transfers, if any, made by the Participant to the Plan pursuant to Section 6(a) or 6(g)(ii) hereof, plus the after-tax payroll deductions, if any, withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in Section 6 hereof, and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

      (w) “Subsidiary” means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

      (x) “Trading Day” means a day on which the New York Stock Exchange is open for trading.

      3. Eligibility.

      (a) Initial Eligibility. Any individual who is an Employee as of March 31, 2004 shall be eligible to become a Participant as of the First Offering Date.

      (b) Subsequent Eligibility. Any individual who has completed at least three (3) months of employment with the Company or any Subsidiary shall also be eligible to become a Participant as of the First Offering Date or any subsequent Entry Date under the Plan.

      4. Offering Periods.

      (a) In General. The Plan shall generally be implemented by a series of Offering Periods. The first Offering Period shall commence on the First Offering Date and end on December 31, 2004, and succeeding Offering Periods shall commence on the January 1, April 1, July 1 or October 1 immediately following the end of the previous Offering Period and end on the immediately following March 31, June 30, September 30 or December 31, that is one calendar quarter later.

      (b) Changes by Committee. Additionally, the Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

      5. Participation.

      (a) Entry Dates. Employees meeting the eligibility requirements of Section 3(b) hereof after the First Offering Date may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the

Company on or prior to such Entry Date, unless a later time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given offering.

      (b) Special Rule for First Offering Date. All Employees who are eligible as of the First Offering Date may elect to participate in the Plan commencing as of the First Offering Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior the deadline prescribed by the Company for initial enrollment.

      6. Plan Contributions.

      (a) Contribution by Payroll Deduction. Except as otherwise authorized by the Committee, all contributions to the Plan shall be made only by payroll deductions. The Committee may, but need not, permit Participants to make after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be treated in the same manner as payroll deductions contributed to the Plan as provided herein.

      (b) Payroll Deduction Election on Enrollment Agreement. At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant’s Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant. The amount of payroll deductions must be a whole percentage (e.g., 1%, 2%, 3%, etc.) of the Participant’s Compensation.

      (c) Commencement of Payroll Deductions. Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for Participants enrolling in the Plan shall commence with the earliest administratively practicable payroll period that begins on or after the Entry Date with respect to which the Participant files an enrollment agreement in accordance with Section 5.

      (d) Automatic Continuation of Payroll Deductions. Unless a Participant elects otherwise prior to the Exercise Date of an Offering Period, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period the Participant’s “Entry Date” shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for the immediately succeeding Offering Period as was in effect for the Participant immediately prior to the commencement of the succeeding Offering Period.

      (e) Change of Payroll Deduction Election. A Participant may decrease or increase the rate or amount of his or her payroll deductions during an Offering Period (within the limitations of Section 6(b) above) by completing and filing with the Company a new enrollment agreement authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions more than once in any Offering Period. Except as otherwise determined by the Committee under rules applicable to all Participants, the change in rate or amount shall be effective as of the earliest administratively practicable payroll period that begins on or after the date the Committee receives the new enrollment agreement. Additionally, a Participant may discontinue his or her participation in the Plan as provided in Section 13(a).

      (f) Automatic Changes in Payroll Deduction. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 7(d) hereof, or any other applicable law, a Participant’s payroll deductions may be decreased, including to 0%, at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate provided in the Participant’s enrollment agreement at the beginning of the following Offering Period which is scheduled to end in the following calendar year, unless the Participant terminates participation as provided in Section 13(a).

      7. Grant of Option.

      (a) Shares of Common Stock Subject to Option. On a Participant’s Entry Date, subject to the limitations set forth in Section 7(d) and this Section 7(a), the Participant shall be granted an option to purchase on the Exercise Date of the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 7(b) below) up to a number of shares of Common Stock determined by dividing such Participant’s Plan Contributions accumulated prior to such Exercise Date and retained in the Participant’s account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares a Participant may purchase during any Offering Period shall be One Thousand (1,000) shares.

      (b) Exercise Price. The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be equal to: (i) the Applicable Percentage, times (ii) the average of the Fair Market Values of a share of Common Stock on the five (5) Trading Days that immediately precede the Exercise Date; provided, however, that in no event shall the Exercise Price per share of Common Stock on the Exercise Date of an Offering Period be less than the lower of: (i) 85% of the Fair Market Value of a share of Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date. The Applicable Percentage with respect to each Offering Period shall be 90%, unless and until such Applicable Percentage is increased or decreased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen (15) days prior to the Offering Date thereof.

      (c) Fair Market Value. The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee in its discretion; provided, that if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange, (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange, (iii) in the event the Common Stock is listed on a stock exchange other than the New York Stock Exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or (iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of the Common Stock as determined by the Committee using any reasonable means.

      (d) Limitation on Option that may be Granted. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      (e) No Rights as Shareholder. A Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

      8. Exercise of Options.

      (a) Automatic Exercise. A Participant’s option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited to the Participant’s account under the Plan. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.

      (b) Carryover of Excess Contributions. Any amount remaining to the credit of a Participant’s account after the purchase of shares by the Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall remain in the Participant’s account, and be carried over to the next Offering Period, unless the Participant withdraws from participation in the Plan or elects to withdraw his or her account balance in accordance with Section 10(c).

      9. Issuance of Shares.

      (a) Delivery of Shares. As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant’s beneficiary), as appropriate, or to a custodial account for the benefit of each Participant (or the Participant’s beneficiary) as appropriate, of a certificate representing the shares purchased upon exercise of the Participant’s option.

      (b) Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

      (c) Compliance with Applicable Laws. The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company’s obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

      (d) Withholding. The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

      10. Participant Accounts.

      (a) Bookkeeping Accounts Maintained. Individual bookkeeping accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions, options issued, and shares purchased under the Plan. However, all Plan Contributions made for a Participant shall be deposited in the Company’s general corporate accounts, and no interest shall accrue or be credited with respect to a Participant’s Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

      (b) Participant Account Statements. Statements of account will be given to Participants semi-annually in due course following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      (c) Withdrawal of Account Balance Following Exercise Date. A Participant may elect at any time within the first thirty (30) days following any Exercise Date, or at such other time as the Committee may from time to time prescribe, to receive in cash any amounts carried-over in accordance with Section 8(b). An election under this Section 10(c) shall not be treated as a withdrawal from participation in the Plan under Section 13(a).

      11. Designation of Beneficiary.

      (a) Designation. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of the Participant’s death subsequent to an Exercise Date on which the Participant’s option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of the Participant’s death prior to the exercise of the option.

      (b) Change of Designation. A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      12. Transferability. Neither Plan Contributions credited to a Participant’s account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 11). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 13(a).

      13. Withdrawal; Termination of Employment.

      (a) Withdrawal. A Participant may withdraw from the Plan at any time after the Company’s registration statement on Form S-8 with respect to the Plan is effective by giving written notice to the Company. Payroll deductions, if any have been authorized, shall cease as soon as administratively practicable after receipt of the Participant’s notice of withdrawal, and, subject to administrative practicability, no further purchases shall be made for the Participant’s account. All Plan Contributions credited to the Participant’s account, if any, and not yet invested in Common Stock, will be paid to the Participant as soon as administratively practicable after receipt of the Participant’s notice of withdrawal. The Participant’s unexercised options to purchase shares pursuant to the Plan automatically will be terminated. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a “Former Participant”) unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a) and subject to the restriction provided in Section 13(b), below.

      (b) Effect of Withdrawal on Subsequent Participation. A Former Participant who has withdrawn from the Plan pursuant to this Section 13(b) shall not again be eligible to participate in the Plan prior to the beginning of the Offering Period that commences at least 12 months from the date the Former Participant withdrew, and the Former Participant must submit a new enrollment agreement in order to again become a Participant as of that date.

      (c) Termination of Employment. Upon termination of a Participant’s Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant’s account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant’s beneficiary as determined pursuant to Section 11, and the Participant’s option to purchase shares under the Plan will automatically terminate.

      14. Common Stock Available under the Plan.

      (a) Number of Shares. Subject to adjustment as provided in Section 14(b) below, the maximum number of shares of the Company’s Common Stock that shall be made available for sale under the Plan shall be One Million Five Hundred Thousand (1,500,000) shares. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

      (b) Adjustments Upon Changes in Capitalization; Corporate Transactions.

i. If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

ii. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

iii. In the event of a proposed sale of all or substantially all of the Company’s assets, or the merger of the Company with or into another corporation (each, a “Sale Transaction”), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant’s option has been changed to the New Exercise Date and that such Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 13(a). For purposes of this Section 14(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

iv. In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 14, and the Committee’s actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 14.

      15. Administration.

      (a) Committee. The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

      (b) Requirements of Exchange Act. Notwithstanding the provisions of Section 15(a) above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b-3.

      16. Amendment, Suspension, and Termination of the Plan.

      (a) Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

      (b) Suspension of the Plan. The Board or the Committee may, as of the close of any Exercise Date, suspend the Plan; provided, that the Board or Committee provides notice to the Participants at least five (5) business days prior to the suspension. The Board or Committee may resume the normal operation of the Plan as of any Exercise Date; provided further, that the Board or Committee provides notice to the Participants at least twenty (20) business days prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 13(a)), however no options shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant during the suspension period. Participants shall have the right to withdraw carryover funds provided in Section 10(c) throughout any suspension period. The Plan shall resume its normal operation upon termination of a suspension period.

      (c) Termination of the Plan. The Plan and all rights of Employees hereunder shall terminate on the earliest of:

i. the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

ii. such date as is determined by the Board in its discretion; or

iii. the last Exercise Date immediately preceding the tenth (10th) anniversary of the approval of the Plan by the Company’s stockholders.

      In the event that the Plan terminates under circumstances described in Section 16(c)(i) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis, based on the relative value of their cash account balances in the Plan as of the termination date.

      17. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      18. Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

      19. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the right of the Company or any Subsidiary to terminate, or otherwise modify, an employee’s employment at any time.

      20. Applicable Law. The internal laws of the State of Florida shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

      21. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      22. Effective Date. Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

Annex C

EQUITY ONE, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

      The purpose of Audit Committee (the “Audit Committee”) shall be as follows:

1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2. To provide assistance to the Board of Directors with respect to its oversight of:

(a) The quality and integrity of the Company’s financial statements;

(b) The Company’s compliance with legal and regulatory requirements;

(c) The independent auditor’s qualifications and independence; and

(d) The performance of the Company’s internal audit function and independent auditors.

3. To prepare the audit committee reports that the Securities and Exchange Commission (the “SEC”) rules require (Item 306 of Regulation S-K and such other reports as the SEC may mandate) to be included in the Company’s annual proxy statement or other disclosure documents.

II. STRUCTURE

Composition

      The Audit Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange, the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC. No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors (1) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and (2) discloses such determination in the Company’s annual proxy statement.

Qualifications

      All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment) and meet the experience requirements of the rules of the New York Stock Exchange, the Exchange Act and the rules and regulations of the SEC. At least one member must be a “financial expert” under the requirements of the Exchange Act and the rules and regulations of the SEC, it being understood that there shall not be imposed upon any member who is designated or identified as a “financial expert” any duties, obligations or liability that is greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee or the Board of Directors in the absence of such designation or identification. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

Compensation

      Subject to further limitations imposed by law, regulation or the rules of the New York Stock Exchange, no member of the Audit Committee shall receive compensation other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Audit

Committee and regular benefits that other directors receive and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

Appointment and Removal

      The members of the Audit Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

      Unless a Chairman is elected by the full Board of Directors, the members of the Audit Committee shall designate a Chairman by the majority vote of the full Audit Committee membership. The Chairman will chair all regular sessions of the Audit Committee and set the agendas for Audit Committee meetings.

III. MEETINGS

      The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Audit Committee shall periodically meet separately with each of management, those responsible for the internal audit function, if any, and the independent auditors (including in separate executive sessions as the Audit Committee may see fit) to discuss any matters that the Audit Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Audit Committee should meet with the independent auditors and management quarterly to review the Company’s financial statements in a manner consistent with that outlined in this Charter. The Chairman of the Board or any member of the Audit Committee may call meetings of the Audit Committee. All meetings of the Audit Committee may be held telephonically.

      All non-management directors who are not members of the Audit Committee may attend meetings of the Audit Committee, but may not vote. In addition, the Audit Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

IV. AUTHORITY, DUTIES AND RESPONSIBILITIES

      It is the fundamental policy of the Company that the independent auditor of the Company shall report directly to the Audit Committee. Accordingly, the authority, duties and responsibilities of the Audit Committee set forth in this Charter shall be construed in a manner so as to effectuate such policy.

      The authority, duties and responsibilities of the Audit Committee described below shall serve as a guide with the understanding that the Audit Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Audit Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Audit Committee outlined in this Charter. The Audit Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

      In discharging its duties, the Audit Committee is empowered to study or investigate any matter of interest or concern that the Audit Committee deems appropriate. Furthermore, in fulfilling its duties, the Audit Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting or other advisors for this purpose, including the authority to approve the terms of retention of, and to cause the Company to pay the fees payable to, such advisors.

      The Audit Committee shall be given full access to and shall maintain direct communication with the Company’s internal audit group, Board of Directors, corporate executives, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Audit Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

      In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

      The Audit Committee, to the extent it deems necessary and appropriate, shall:

Documents/ Reports Review

1.	Discuss with management and the independent auditors prior to public dissemination the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 and the results of the audit or any quarterly review procedures.

2.	Discuss with management and the independent auditors prior to the Company’s filing of any quarterly or annual report (a) whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal controls; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3.	Discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4.	Discuss with management and the independent auditors the Company’s major financial risk exposures, off balance sheet arrangements and the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent and Internal Auditors

5.	Retain and terminate the Company’s independent auditors and have the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the independent auditors.

6.	Inform each public accounting firm performing audit and audit related work for the Company that such firm shall report directly to the Audit Committee.

7.	Oversee the work of any public accounting firm employed by the Company for audit or audit related work, including the resolution of any disagreement between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

8.	Approve in advance any audit or non-audit engagement or relationship between the Company and the independent auditors, other than “prohibited nonaudit services,” as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations. The Audit Committee may delegate to a subcommittee of one or more members of the Audit Committee the authority to pre-approve audit and permitted non-audit services provided that any such pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. “Prohibited non-audit services” shall mean those prohibited services set forth in Section 10A(g) of the Exchange Act and the rules and regulations of the SEC thereunder.

9.	Review, at least annually, the qualifications, performance, and independence of the independent auditors. In conducting its review and evaluation, the Audit Committee should:

(a) At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(b) Ensure the rotation of the lead audit partner, concurring audit partners and other audit partners in accordance with the rules and regulations of the SEC; and

(c) Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

10.	Satisfy itself as to the professional competency of the director of the internal audit group and the adequacy of his or her staff in discharging the responsibility of the office. Review with management the appointment and replacement of the director of internal audit.

11.	Review with the independent auditors and with the director of internal audit, at a time when the annual audit plan is being developed, the plan’s timing, scope, staffing, locations, foreseeable issues, priorities and procedures, the coordination between the independent auditors and the director of internal audit in executing the plan and the engagement team.

12.	Review annually the Company’s internal auditing program and significant reports with the director of internal audit and corporate management’s response and follow-up to those reports.

Financial Reporting Process

13.	In consultation with the independent auditors, management, and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Audit Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures, and treatments, and the treatment preferred by the independent auditor; (c) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (d) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (e) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (f) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Company; and (g) any other material written communications between the independent auditor and the Company’s management including management letters and the schedule of unadjusted differences.

14.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

15.	Regularly review with the independent auditor any audit problems or difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Audit Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

16.	Review and discuss with the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function.

Legal Compliance/ General

17.	Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

18.	Discuss with management and the independent auditors the Company’s guidelines and policies with respect to risk assessment and risk management. The Audit Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

19.	Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies must comply with the rules and regulations of the SEC related to the hiring of former partners, principals, shareholders and professional employees of the independent auditor.

20.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

21.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

22.	Report regularly to the full Board of Directors. In this regard, the Audit Committee should review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function. In addition the Audit Committee should report to the full Board of Directors with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

23.	The Audit Committee shall provide such recommendations as the Audit Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Audit Committee designated by the Audit Committee to make such report.

24.	Maintain minutes or other records of meetings and activities of the Audit Committee.

V. ANNUAL PERFORMANCE EVALUATION

      The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee, including by reviewing the compliance of the Audit Committee with this Charter.

In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Audit Committee considers necessary or valuable. The Audit Committee shall conduct such evaluations and reviews as required by law, regulation and the requirements of the New York Stock Exchange, in such manner as the Audit Committee deems appropriate.

VI. LIMITATION OF AUDIT COMMITTEE’S ROLE

      With respect to the foregoing responsibilities and processes, the Audit Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors have more time, knowledge, and detailed information regarding the Company than do Audit Committee members. Consequently, in discharging its oversight responsibilities, the Audit Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Nor is the Audit Committee responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. These are the responsibilities of management and the independent auditor. It also is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures. Finally, the fundamental responsibility for the Company’s financial disclosures rests with management and the Company’s independent auditors.

EQUITY ONE, INC.

1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

     The undersigned holder of common stock of Equity One, Inc., a Maryland corporation (the “Company”), hereby appoints Chaim Katzman, Howard M. Sipzner and Arthur L. Gallagher, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to represent the undersigned and to vote all of the shares of common stock of the Company that the undersigned is entitled to vote at the Company’s annual meeting of stockholders, to be held on May 21, 2004, at 10:00 a.m., local time, at the Sheraton Bal Harbour, 9701 Collins Avenue, Bal Harbour, Florida 33154, and at any adjournments or postponements thereof.

☒             PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE AND MAIL IN THE ENVELOPE PROVIDED.

Proposal 1.	Election of the following directors to hold office until the 2005 annual meeting of stockholders of the Company:

o	Noam Ben-Ozer
o	Robert L. Cooney
o	Patrick L. Flinn
o	Nathan Hetz
o	Chaim Katzman
o	Peter Linneman
o	Shaiy Pilpel
o	Dori Segal
o	Doron Valero

[ ] For All	[ ] Withhold All	[ ] For All Except (See Instruction Below)

INSTRUCTION: To withhold authority to vote for any nominee, mark “For All Except” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR ALL” WITH RESPECT TO ITEM 1.

Proposal 2.	To approve the amendment of the Company’s Amended and Restated 2000 Executive Incentive Compensation Plan to, among other things, increase the number of shares reserved under the plan from 2,500,000 to 5,500,000 resulting in 3,000,499 shares available for grant.

[ ] For	[ ] Against	[ ] Abstain

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 3.	To approve of the Company’s 2004 Employee Stock Purchase Plan.

[ ] For	[ ] Against	[ ] Abstain

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 4.	To vote and otherwise represent the undersigned on any other matter as may properly come before the meeting or any adjournment or postponement thereof.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” EACH OF THE NOMINEES, “FOR” EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMEMNT OR POSTMENT THEREOF.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

     The undersigned hereby acknowledges receipt of (i) the notice of annual meeting and (ii) the proxy statement each of which is incorporated herein by reference.

DATE:

SIGNATURE:

SIGNATURE (if held jointly):

Note:       Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.

—FOLD AND DETACH HERE—

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